                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217


EQ Advisors Trust

PROSPECTUS DATED AUGUST 30, 1999


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This Prospectus describes the thirty-three (33) Portfolios offered by EQ Advisors Trust that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference. The Portfolios followed by an asterisk (*) below will not be available for investment until October 18, 1999.

                             FIXED INCOME PORTFOLIOS
                             -----------------------
                              Alliance High Yield*
                  Alliance Intermediate Government Securities*
                             Alliance Money Market*
                             Alliance Quality Bond*

                           DOMESTIC EQUITY PORTFOLIOS
                           --------------------------
                             Alliance Equity Index*
                           Alliance Growth and Income*
                          Calvert Socially Responsible
                            Capital Guardian Research
                          Capital Guardian U.S. Equity
                           EQ/Alliance Premier Growth
                         EQ/Putnam Growth & Income Value
                           EQ/Putnam Investors Growth
                             Lazard Large Cap Value
                        Merrill Lynch Basic Value Equity
                             MFS Growth with Income
                                  MFS Research
                           T. Rowe Price Equity Income

                         GLOBAL/INTERNATIONAL PORTFOLIOS
                         -------------------------------
                                Alliance Global*
                             Alliance International*
                         Capital Guardian International
                         EQ/Putnam International Equity
                     Morgan Stanley Emerging Markets Equity
                        T. Rowe Price International Stock

                          AGGRESSIVE EQUITY PORTFOLIOS
                          ----------------------------
                           Alliance Small Cap Growth*
                                  EQ/Evergreen
                             Lazard Small Cap Value
                          MFS Emerging Growth Companies
                       Warburg Pincus Small Company Value

                           ASSET ALLOCATION PORTFOLIOS
                           ---------------------------
                        Alliance Conservative Investors*
                           Alliance Growth Investors*
                             EQ/Evergreen Foundation
                               EQ/Putnam Balanced
                          Merrill Lynch World Strategy

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YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 7

Overview


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EQ ADVISORS TRUST

This Prospectus tells you about the thirty-three (33) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IA shares or Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Lazard Small Cap Value Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio and the Merrill Lynch World Strategy Portfolio, is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

EQ Financial Consultants, Inc. ("EQFC") currently serves as the Manager of the Trust. In such capacity, EQFC currently has overall responsibility for the general management and administration of the Trust. The Board of Trustees of the Trust have approved a transfer to Equitable, the indirect corporate parent of EQFC, of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity.

Each of the Portfolios has its own investment adviser ("Adviser"). The Calvert Socially Responsible Portfolio has two Advisers, Calvert Asset Management Company, Inc. ("Calvert") and Brown Capital Managerment, Inc. ("Brown Capital"). Information about the Adviser(s) for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed applications requesting that the SEC approve the substitution of: (i) Class IA shares of certain Portfolios for Class IA shares of corresponding portfolios of The Hudson River Trust ("HRT"); and (ii) Class IB shares of certain Portfolios for Class IB shares of corresponding HRT portfolios ("Substitution Application"). Alliance Capital Management, L.P. ("Alliance") serves as Adviser for each Portfolio to be substituted for the corresponding HRT portfolio. Applicants have included, as a term of each application, that with respect to those Portfolios for which Alliance serves as Adviser (other than the EQ/Alliance Premier Growth Portfolio, which will not be substituted for a portfolio of HRT), the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

Table of contents


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1
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SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST               4
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ABOUT THE INVESTMENT PORTFOLIOS                               16
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    FIXED INCOME PORTFOLIOS                                   19
       Alliance High Yield Portfolio                          19
       Alliance Intermediate Government Securities Portfolio  22
       Alliance Money Market Portfolio                        26
       Alliance Quality Bond Portfolio                        29
    DOMESTIC EQUITY PORTFOLIOS                                32
       Alliance Equity Index Portfolio                        32
       Alliance Growth and Income Portfolio                   34
       Calvert Socially Responsible Portfolio                 37
       Capital Guardian Research Portfolio                    40
       Capital Guardian U.S. Equity Portfolio                 42
       EQ/Alliance Premier Growth Portfolio                   44
       EQ/Putnam Growth & Income Value Portfolio              46
       EQ/Putnam Investors Growth Portfolio                   48
       Lazard Large Cap Value Portfolio                       51
       Merrill Lynch Basic Value Equity Portfolio             53
       MFS Growth with Income Portfolio                       55
       MFS Research Portfolio                                 57
       T. Rowe Price Equity Income Portfolio                  60
    GLOBAL/INTERNATIONAL PORTFOLIOS                           62
       Alliance Global Portfolio                              62
       Alliance International Portfolio                       65
       Capital Guardian International Portfolio               68
       EQ/Putnam International Equity Portfolio               71
       Morgan Stanley Emerging Markets Equity Portfolio       74
       T. Rowe Price International Stock Portfolio            77
    AGGRESSIVE EQUITY PORTFOLIOS                              80
       Alliance Small Cap Growth Portfolio                    80
       EQ/Evergreen Portfolio                                 83
       Lazard Small Cap Value Portfolio                       85
       MFS Emerging Growth Companies Portfolio                87
       Warburg Pincus Small Company Value Portfolio           89
    ASSET ALLOCATION PORTFOLIOS                               91
       Alliance Conservative Investors Portfolio              92
       Alliance Growth Investors Portfolio                    95
       EQ/Evergreen Foundation Portfolio                      98
       EQ/Putnam Balanced Portfolio                          100
       Merrill Lynch World Strategy Portfolio                103
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MORE INFORMATION ON PRINCIPAL RISKS                          106
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MANAGEMENT OF THE TRUST                                      113
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    The Trust                                                113
    The Manager                                              113
    Expense Limitation Agreement                             114
    The Advisers                                             115
    The Administrator                                        116
    The Transfer Agent                                       116
    Brokerage Practices                                      116
    Brokerage Transactions with Affiliates                   116
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FUND DISTRIBUTION ARRANGEMENTS                               118
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PURCHASE AND REDEMPTION                                      119
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HOW ASSETS ARE VALUED                                        120
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TAX INFORMATION                                              121
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PRIOR PERFORMANCE OF EACH ADVISER                            122
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FINANCIAL HIGHLIGHTS                                         126
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1
Summary information concerning
EQ Advisors Trust


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The following chart highlights the thirty-three (33) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC and non-affiliated insurance companies. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 106.


EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
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PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
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ALLIANCE HIGH YIELD                             Seeks to achieve a high return by maximizing current
                                                income and, to the extent consistent with that objective,
                                                capital appreciation
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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with
                                                relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and
                                                interest by the U.S. Government or its agencies or
                                                instrumentalities
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ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
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ALLIANCE QUALITY BOND                           Seeks to achieve high current income consistent with
                                                preservation of capital by investing primarily in investment grade fixed income securities
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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
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High yield debt securities rated below BBB/Baa or unrated      General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
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Securities issued or guaranteed by the U.S. Government,        General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                    and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending
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High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
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Investment-grade debt securities rated at least BBB/Baa or     General investment, fixed income, convertible securities,
unrated securities of comparable quality at the time of        leveraging, derivatives, securities lending and foreign
purchase, convertible debt securities, preferred stock,        securities risks
dividend-paying common stocks, foreign securities, the
purchase or sale of securities on a when-issued,
delayed-delivery or forward commitment basis, derivatives,
and securities lending
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          ---------------------------------------------------- EQ Advisors Trust

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EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
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PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
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ALLIANCE EQUITY INDEX                           Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including
                                                reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
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ALLIANCE GROWTH AND INCOME                      Seeks to provide a high total return through a combination of current income and capital appreciation by investing
                                                primarily in income-producing common stocks and
                                                securities convertible into common stocks
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CALVERT SOCIALLY RESPONSIBLE                    Seeks long-term capital appreciation
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CAPITAL GUARDIAN RESEARCH                       Seeks long-term growth of capital
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CAPITAL GUARDIAN U.S. EQUITY                    Seeks long-term growth of capital
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EQ/ALLIANCE PREMIER GROWTH                      Seeks long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully
                                                selected, high quality United States companies that are
                                                judged, by the Adviser, likely to achieve superior earnings growth
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EQ/PUTNAM GROWTH & INCOME VALUE                 Seeks capital growth. Current income is a secondary objective
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EQ/PUTNAM INVESTORS GROWTH                      Seeks long-term growth of capital and any increased
                                                income that results from this growth
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LAZARD LARGE CAP VALUE                          Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations
                                                (i.e., companies having market capitalizations of at least
                                                $3 billion at the time of initial purchase) that appear to the
                                                Adviser to be inexpensively priced relative to the return on total capital or equity
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PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
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Securities in the S&P 500 Index, derivatives, and securities      General investment, index-fund, derivatives, leveraging,
lending                                                           and securities lending risks
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Stocks and securities convertible into stocks (including junk     General investment, convertible securities, leveraging,
bonds)                                                            derivatives, foreign securities, junk bond, and fixed income risks
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Common stocks of medium to large U.S. companies that              General investment, growth investing, mid-cap company,
meet both investment and social criteria                          liquidity, and derivatives risks
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Equity securities primarily of United States issuers and          General investment, growth investing, convertible
securities whose principal markets are in the United States       securities, and foreign securities risks
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Equity securities primarily of United States companies with       General investment, growth investing, convertible
market capitalization greater than $1 billion at the time of      securities, and foreign securities risks
purchase
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Equity securities of a limited number of large, high-quality      General investment, focused portfolio, growth investing,
companies that are likely to offer superior earnings growth       convertible securities, derivatives, and foreign securities risks
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Common stocks (plus convertible bonds, convertible                General investment, derivatives, foreign securities, value
preferred stocks, preferred stocks and debt securities)           investing, and fixed income risks
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Common stocks and convertible securities of companies             General investment, growth investing, mid-cap company,
whose earnings are believed likely to grow faster than the        derivatives, foreign securities, and fixed income risks
economy as a whole
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Equity securities of companies with relatively large              General investment, value investing, derivatives, and fixed
capitalizations that the Adviser believes are undervalued         income risks
based on their return on equity or capital
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          ---------------------------------------------------- EQ Advisors Trust

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EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
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PORTFOLIO                                        INVESTMENT OBJECTIVE(S)
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MERRILL LYNCH BASIC VALUE EQUITY                 Seeks capital appreciation and secondarily, income by
                                                 investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic
                                                 investment value
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MFS GROWTH WITH INCOME                           Seeks to provide reasonable current income and long-term
                                                 growth of capital and income
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MFS RESEARCH                                     Seeks to provide long-term growth of capital and future
                                                 income
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T. ROWE PRICE EQUITY INCOME                      Seeks to provide substantial dividend income and also
                                                 capital appreciation by investing primarily in
                                                 dividend-paying common stocks of established companies
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PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
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Equity securities that the Adviser believes are undervalued     General investment, small-cap and mid-cap company,
                                                                value investing, and foreign securities risks
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Equity securities (common stock, preferred stock,               General investment, mid-cap company, foreign securities,
convertible securities, warrants and depositary receipts)       and growth investing risks
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Common stock or securities convertible into common stock        General investment, mid-cap company, foreign securities,
of companies with better than average prospects for             fixed income, and growth investing risks
long-term growth
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Dividend-paying common stocks of established companies          General investment, value investing, foreign securities, and fixed income risks
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          ---------------------------------------------------- EQ Advisors Trust

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EQ ADVISORS TRUST GLOBAL/INTERNATIONAL PORTFOLIOS
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PORTFOLIO                                              INVESTMENT OBJECTIVE(S)
ALLIANCE GLOBAL                                        Seeks long-term growth of capital
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ALLIANCE INTERNATIONAL                                 Seeks to achieve long-term growth of capital by investing
                                                       primarily in a diversified portfolio of equity securities
                                                       selected principally to permit participation in non-U.S.
                                                       companies with prospects for growth
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CAPITAL GUARDIAN INTERNATIONAL                         Seeks long-term growth of capital by investing primarily in non-United States equity securities
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EQ/PUTNAM INTERNATIONAL EQUITY                         Seeks capital appreciation
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MORGAN STANLEY EMERGING MARKETS EQUITY                 Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers
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T. ROWE PRICE INTERNATIONAL STOCK                      Seeks long-term growth of capital through investment
                                                       primarily in common stocks of established non-U.S.
                                                       companies
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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
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Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
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Equity securities of non-U.S. companies (including those in    General investment, foreign securities, liquidity, growth
emerging markets securities) or foreign government             investing, leveraging, derivatives, securities lending, and
enterprises (including other mutual funds investing in         fixed income risks
foreign securities), debt securities, derivatives, and
securities lending)
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Non-United States equity securities primarily of companies     General investment, foreign securities, growth investing,
located in Europe, Canada, Australia, and the Far East         convertible securities, and derivatives risks
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Equity securities of foreign companies                         General investment, foreign securities, small-cap and
                                                               mid-cap company, liquidity, and derivatives risks
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Equity securities of emerging market country companies         General investment, foreign securities, convertible
                                                               securities, liquidity, derivatives, portfolio turnover,
                                                               non-diversification, and fixed income risks
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Common stocks of established foreign companies                 General investment, foreign securities, liquidity, fixed
                                                               income, and growth investing risks
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          ---------------------------------------------------- EQ Advisors Trust

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EQ ADVISORS TRUST AGGRESSIVE EQUITY PORTFOLIOS
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PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
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ALLIANCE SMALL CAP GROWTH                          Seeks to achieve long-term growth of capital
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EQ/EVERGREEN                                       Seeks capital appreciation
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LAZARD SMALL CAP VALUE                             Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies in the range of companies represented in the
                                                   Russell 2000 Index) that the Adviser considers
                                                   inexpensively priced relative to the return on total capital or equity
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MFS EMERGING GROWTH COMPANIES                      Seeks to provide long-term capital growth
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WARBURG PINCUS SMALL COMPANY VALUE                 Seeks long-term capital appreciation
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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
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Stocks and other equity securities of smaller companies        General investment, small-cap and mid-cap company,
and undervalued securities (including securities of            growth investing, leveraging, derivatives, liquidity and
companies in cyclical industries, companies whose              foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
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Common stocks offering potential for capital growth (plus      General investment, fixed income, small-cap and mid-cap
corporate bonds, notes and debentures, preferred stocks        company, and value investing risks
and convertible securities)
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Equity securities of small-cap U.S. companies in the range     General investment, small-cap and mid-cap company,
of companies included in the Russell 2000 Index that the       value investing, non-diversification, and fixed income risks
Adviser believes are undervalued based on their return on
equity or capital
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Equity securities of emerging growth companies with the        General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major        foreign securities, and growth investing risks
enterprises whose rates of earnings growth are expected to
accelerate
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Equity securities of U.S. small cap companies                  General investment, small-cap and mid-cap company,
                                                               portfolio turnover, foreign securities, fixed income, and
                                                               value investing risks
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          ---------------------------------------------------- EQ Advisors Trust

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EQ ADVISORS TRUST ASSET ALLOCATION PORTFOLIOS
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PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
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ALLIANCE CONSERVATIVE INVESTORS                 Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal
------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                       Seeks to achieve the highest total return consistent with
                                                the Adviser's determination of reasonable risk
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EQ/EVERGREEN FOUNDATION                         Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation
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EQ/PUTNAM BALANCED                              Seeks to provide a balanced investment composed of a
                                                well-diversified portfolio of stocks and bonds that will
                                                produce both capital growth and current income
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                    Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers
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PRINCIPAL INVESTMENT STRATEGIES                                    PRINCIPAL RISKS
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Investment grade debt securities and equity securities of          General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities lending      derivatives, convertible securities, liquidity, leveraging, securities lending, and foreign securities risks
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Equity securities (including foreign stocks, preferred stocks,     General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized       leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt             small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities            bond, and foreign securities risks
lending
------------------------------------------------------------------------------------------------------------------------------
Common stocks, preferred stocks, securities convertible            General investment and fixed income risks
into or exchangeable for common stocks, corporate debt
obligations, U.S. Government securities and short-term
debt instruments
------------------------------------------------------------------------------------------------------------------------------
Well-diversified portfolio of stocks and bonds, and                General investment, fixed income, derivatives, portfolio
negotiable instruments                                             turnover and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------
Equity and fixed income securities of U.S. and foreign             General investment, foreign securities, fixed income,
companies                                                          derivatives, non-diversification, liquidity, and portfolio turnover risks
------------------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------- EQ Advisors Trust

2
About the investment portfolios


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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The performance shown below is from each Portfolio's predecessor registered investment company managed by the Adviser using the same investment objectives and strategies as the Portfolio. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE COMPOSITE MARKET BENCHMARK is made up of 36% S&P 500, 24% MSCI EAFE Index, 21% Salomon Brothers

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U.S. Treasury Bond 1 year and, 14% Salomon Brothers World Government ex U.S., and 5% U.S. Treasury Bill.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees and direct operating expenses. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the contract level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE PRICE RETURN INDEX ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@ 50%), Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan (@50%), Thailand, Turkey and Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US $800 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth. It is compiled by the Frank Russell Company.


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THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

FIXED INCOME PORTFOLIOS


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ALLIANCE HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in diversified mix of high yield, fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

The Portfolio will not invest more than 10% of its total assets in:

(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

(ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or

o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BBB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to


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greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

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LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   ------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                   ------------------------------------------

                               [GRAPHIC OMITTED]

                    1989 .............................  5.1%
                    1990 ............................. -1.1%
                    1991 ............................. 24.5%
                    1992 ............................. 12.3%
                    1993 ............................. 23.2%
                    1994 ............................. -2.8%
                    1995 ............................. 19.9%
                    1996 ............................. 23.0%
                    1997 ............................. 18.5%
                    1998 ............................. -5.2%

Best quarter (% and time period)     Worst quarter (% and time period)
7.96% (1997 2nd Quarter)             -10.97% (1998 3rd Quarter)

-----------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
                                     ONE YEAR      FIVE YEARS     TEN YEARS
-----------------------------------------------------------------------------
  Alliance High Yield Portfolio-
    Class IA Shares                   (5.15)%         9.99%         11.17%
-----------------------------------------------------------------------------
  ML Master*                           3.66%          9.01%         11.08%
-----------------------------------------------------------------------------
  Lipper High Current Yield
    Bond Funds Average*               (0.44)%         7.37%          9.34%
-----------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

WAYNE C. TAPPE has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.

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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government Securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities and may also purchase debt securities of non-government issuers that own mortgages.

Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the Adviser considered the duration of a 10-year Treasury bond to be 4.68 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government Securities and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government Securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA")

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    guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government Securities.

THE PRINCIPAL RISKS

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  INVESTMENT-GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government Securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is


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  unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

  MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                    1992 .............................  5.5%
                    1993 ............................. 10.6%
                    1994 ............................. -4.4%
                    1995 ............................. 13.3%
                    1996 .............................  3.8%
                    1997 .............................  7.3%
                    1998 .............................  7.7%


 Best quarter (% and time period)    Worst quarter (% and time period)
 5.31% (1991 3rd Quarter)            -2.97% (1994 1st Quarter)

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--------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
                                                            SINCE
                              ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------
  Alliance Intermediate
    Government Securities
    Portfolio - Class IA
    Shares                     7.74%         5.39%          7.10%
--------------------------------------------------------------------
  Lehman Intermediate
    Government Bonds*          8.49%         6.45%          7.60%
--------------------------------------------------------------------
  Lipper Intermediate
    Government Funds
    Average*                   7.68%         5.91%          7.25%
--------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JEFFREY S. PHLEGAR as been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1998.


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ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

    (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

    (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor's ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit

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Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company whose inception date is July 13, 1981. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                                [GRAPHIC OMITTED]


                    1989 .............................  9.2%
                    1990 .............................  8.2%
                    1991 .............................  6.2%
                    1992 .............................  3.6%
                    1993 .............................  3.0%
                    1994 .............................  4.0%
                    1995 .............................  5.7%
                    1996 .............................  5.3%
                    1997 .............................  5.4%
                    1998 .............................  5.3%


Best quarter (% and time period)    Worst quarter (% and time period)
2.37% (1989 2nd Quarter)            0.69% (1992 4th Quarter)


The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.69%.


--------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 Alliance Money Market Portfolio
   - Class IA Shares                  5.34%        5.17%          5.58%
--------------------------------------------------------------------------
 3-Month Treasury Bill                5.05%        5.11%          5.44%
--------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average*                      4.84%        4.77%          5.20%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


     ----------------------------------------------------    EQ Advisors Trust

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WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

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ALLIANCE QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.


     ----------------------------------------------------    EQ Advisors Trust

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       INVESTMENT-GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB or S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

       MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the prepaid funds at the newer, lower interest rates.

       ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

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PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                    1994 ............................. -5.1%
                    1995 ............................. 17.0%
                    1996 .............................  5.4%
                    1997 .............................  9.1%
                    1998 .............................  8.7%


Best quarter (% and time period)    Worst quarter (% and time period)
6.19% (1995 2nd Quarter)            -4.03% (1994 1st Quarter)


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


-----------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------
                                                                SINCE
                                  ONE YEAR     FIVE YEARS     INCEPTION
-----------------------------------------------------------------------
  Alliance Quality Bond
    Portfolio - Class IA
    Shares                         8.69%         6.78%          6.34%
-----------------------------------------------------------------------
  Lehman Aggregate Bond*           8.69%         7.27%          6.92%
-----------------------------------------------------------------------
  Lipper Corporate Debt Funds
    A Rated Average*               7.47%         6.54%          6.21%
-----------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.


     ----------------------------------------------------    EQ Advisors Trust

DOMESTIC EQUITY PORTFOLIOS


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ALLIANCE EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

THE INVESTMENT STRATEGY

The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Portfolio's modeling techniques are intended to produce performance that approximates that of the S&P 500 (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Portfolio's investment results (before expenses) and the S&P 500's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Portfolio's investments and the S&P 500.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

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SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                    1995 ............................. 36.5%
                    1996 ............................. 22.4%
                    1997 ............................. 32.6%
                    1998 ............................. 28.1%


Best quarter (% and time period)    Worst quarter (% and time period)
21.13% (1998 4th Quarter)           -9.97% (1998 3rd Quarter)


-----------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------
                                                               SINCE
                                                ONE YEAR     INCEPTION
-----------------------------------------------------------------------
 Alliance Equity Index Portfolio - Class IA
   Shares                                        28.07%       24.31%
-----------------------------------------------------------------------
 S&P 500 Index*                                  28.58%       24.79%
-----------------------------------------------------------------------
 Lipper S&P 500 Index Funds Average*             28.05%       24.31%
-----------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.


     ----------------------------------------------------    EQ Advisors Trust

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ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

THE INVESTMENT STRATEGY

The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o   that have a total market capitalization of at least $1 billion;

o   that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, Ab or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income

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securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FOREIGN SECURITIES RISKS: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance. The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


     ----------------------------------------------------    EQ Advisors Trust

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                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                    1994 ............................. -0.6%
                    1995 ............................. 24.1%
                    1996 ............................. 20.1%
                    1997 ............................. 26.9%
                    1998 ............................. 20.9%


Best quarter (% and time period)    Worst quarter (% and time period)
26.28% (1998 4th Quarter)           -15.03% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
 Alliance Growth and Income
   Portfolio - Class IA Shares       20.86%        17.84%         16.86%
 75% S&P 500 Index/25%
   Value Line Convertible*           20.10%        21.07%         20.48%
 S&P 500 Index*                      28.58%        24.06%         23.32%
 Lipper Growth and Income
   Funds Average*                    15.61%        18.35%         17.89%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.

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CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. Brown Capital (and Calvert) use a tandem investment process to select potential investments for the Portfolio. Brown Capital creates a universe of potential investments from which it and Calvert will ultimately select portfolio securities. Once Brown Capital identifies a potential investment, Calvert promptly socially screens each potential investment to assure that it meets Calvert's social criteria. During that process, Brown Capital continues to evaluate each potential investment based on whether that investment will satisfy Brown Capital's investment criteria. The criteria of both Brown Capital and Calvert must be satisfied before a security will be purchased for the Portfolio.


For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portyfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its asets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social activist perspective. Calvert's philosophy is that long-term rewards to investors will come from those organizations whose products, services and methods enhance the human condition and the traditional American values of individual initiative, equility of opportunity and cooperative effort. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria sill involve subjective judgment by Calvert.

The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually


     ----------------------------------------------------    EQ Advisors Trust

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    recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

o    production of or the manufacture of equipment to produce, nuclear energy;

o    business activities in support of repressive regimes;

o    manufacture of weapon systems;

o    manufacture of alcoholic beverages or tobacco products; or

o    operation of gambling casinos.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is August 30, 1999. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, DC ("Acacia Mutual"). On January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 1998, Calvert had $6 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 809 Cathedral Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over

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24 years of investment management experience, and has held positions with T. Rowe Price and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.


     ----------------------------------------------------    EQ Advisors Trust

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CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

The Portfolio may invest up to 10% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

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The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.


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CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

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Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.


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EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in

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relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978. Prior to 1978, Mr. Harrison was co-founder, President, and Chief Executive Officer of IDS Advisory Corporation, the pension fund investment management subsidiary of Investors Diversified Services, Inc.


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EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

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FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                 1998 .................................. 12.75%


 Best quarter:                       Worst quarter:
 16.49% (1998 4th Quarter)           (10.58)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                    SINCE
                                     ONE YEAR     INCEPTION
 EQ/Putnam Growth & Income Value
 Portfolio                            12.75%       17.56%
 S&P 500 Index*                       28.58%       31.63%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

ANTHONY I. KREISEL is the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Kreisel has been employed by Putnam Management as either a portfolio manager or analyst since 1986.


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EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $2 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely

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affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart which follows illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table which follows shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                   1998 ............................. 36.27%


Best quarter:                       Worst quarter:
25.29% (1998 4th Quarter)           (11.25)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE
                                           ONE YEAR     INCEPTION
 EQ/Putnam Investors Growth Portfolio       36.27%       37.34%
 S&P 500 Index*                             28.58%       31.63%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995, and prior to 1995, was a Portfolio Manager and Executive Vice President of Kemper Financial Services; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL


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WEISS HERRERRO, who has been employed by Putnam Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)

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LAZARD LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total [net assets] assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

o    low price to earnings ratios;

o    high yield;

o    unrecognized assets;

o    the possibility of management change; and/or

o    the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest


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rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                   1998 ............................. 20.01%


Best quarter:                       Worst quarter:
23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE
                                       ONE YEAR     INCEPTION
 Lazard Large Cap Value Portfolio        20.01%       20.01%
 S&P 500 Index*                          25.58%       28.58%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Fr-res provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and MICHAEL S. ROME, a Managing Director of LAM and a U.S./Global Equity Portfolio Manager since 1991.

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MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.

THE INVESTMENT STRATEGY

The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

o    stocks are out of favor;

o    company earnings are depressed;

o    price/earnings ratios are relatively low;

o    investment expectations are limited; and/or

o    there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

o    investment expectations are high;

o    stock prices are advancing or have advanced rapidly;

o    price/earnings ratios have been inflated; and/or

o    an industry or security continues to become popular among investors.

In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio invests primarily in common stocks of U.S. companies, but may buy equity securities other than common stock and may also invest up to 10% of its total assets in securities issued by foreign companies. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:

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the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                 1998 .................................. 11.59%


Best quarter:                       Worst quarter:
11.20% (1997 3rd Quarter)           (10.91)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                         SINCE
                                          ONE YEAR     INCEPTION
 Merrill Lynch Basic Value Portfolio        11.59%       17.29%
 S&P 500 Index*                             28.58%       31.63%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MERRILL LYNCH ASSET MANAGEMENT, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. MLAM has been the Adviser to the Portfolio since it commenced operations. MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions.

KEVIN RENDINO, a First Vice President of MLAM since 1997, has been the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Rendino was a Vice President of MLAM from 1993 to 1997.

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MFS GROWTH WITH INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.

For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by the Adviser's large group of equity research analysts.

The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


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PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986; and MITCHELL D. DYNAN, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981.

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MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

o    favorable prospects for long-term growth;

o    attractive valuations based on current and expected earnings or cash flow;

o    dominant or growing market share; and

o    superior management.

The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest in foreign equity securities, and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding


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investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                   1998 ............................. 24.11%


Best quarter:                       Worst quarter:
21.36% (1998 4th Quarter)           (17.35)% (1997 4th Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                            SINCE
                             ONE YEAR     INCEPTION
 MFS Research Portfolio        24.11%       24.41%
 S&P 500 Index*                28.58%       31.63%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select

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what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.









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T. ROWE PRICE EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend-paying common stocks of established companies that have favorable prospects for increasing dividend income and capital appreciation. The Portfolio's yield as a result of that dividend income is expected to be significantly above the average yield of the companies of the S&P 500.

The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return;
(2) dividends are a more stable and predictable source of return; and (3) prices of stocks that pay a high current income level tend to be less volatile than those paying below average dividends.

The Adviser uses a "value" approach in choosing securities. It looks for common stocks of companies that have:

o     established operating histories;

o     above-average dividend yields relative to the S&P 500;

o     low price to earnings ratios relative to the S&P 500;

o     sound balance sheets; and

o low stock price relative to the company's asset value, earnings and cash flow.

Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.

The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign

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currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                    1998 ............................. 9.11%


Best quarter:                       Worst quarter:
11.16% (1998 4th Quarter)           (7.66)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                           SINCE
                                            ONE YEAR     INCEPTION
 T. Rowe Price Equity Income Portfolio         9.11%       18.73%
 S&P 500 Index*                               28.58%       31.63%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.


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GLOBAL/INTERNATIONAL PORTFOLIOS


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ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the recent introduction of the "Euro" as a common currency in 11 European Monetary Union member

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       states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Leveraging Risk. When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance.


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                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                    1989 ............................. 26.7%
                    1990 ............................. -6.1%
                    1991 ............................. 30.5%
                    1992 ............................. -0.5%
                    1993 ............................. 32.1%
                    1994 .............................  5.2%
                    1995 ............................. 18.8%
                    1996 ............................. 14.6%
                    1997 ............................. 11.7%
                    1998 ............................. 21.8%


Best quarter (% and time period)    Worst quarter (% and time period)
26.59% (1998 4th Quarter)           -16.99% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                 ONE YEAR     FIVE YEARS     TEN YEARS
 Alliance Global Portfolio -
   Class IA Shares              21.80%       14.28%         14.81%
 MSCI World Index*              24.34%       15.68%         10.66%
 Lipper Global Mutual Funds
   Average*                     14.34%       11.98%         11.21%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

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ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities and making loans of up to 50% of its portfolio securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:


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       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the recent introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly

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changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                   1996 ..............................  9.8%
                   1997 ..............................-2.98%
                   1998 .............................. 10.6%


Best quarter (% and time period)    Worst quarter (% and time period)
16.55% (1998 4th Quarter)           -15.68% (1998 3rd Quarter)

                          AVERAGE ANNUAL TOTAL RETURNS
                                                       SINCE
                                        ONE YEAR     INCEPTION
 Alliance International Portfolio -
   Class IA Shares                     10.57%        7.49%
 MSCI EAFE Index*                      20.00%        9.68%
 Lipper International Mutual Funds
   Average*                            13.02%       10.74%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


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CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political

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    systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

    EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management


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subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

JOHN MCILWRAITH. John McIlwraith is a Senior Vice President-International and a director of Capital Guardian, a Director and a Senior Vice President of Capital International Limited, and an international equity portfolio manager. He joined the Capital Guardian organization in 1984.

ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined Capital Guardian in 1981.

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EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.; or

o companies that earn 50% or more of their total revenues from business outside the U.S.

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued.

The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in


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    11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                1998 ................................... 19.51%


Best quarter:                       Worst quarter:
22.16% (1998 4th Quarter)           (18.48)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                              SINCE
                                               ONE YEAR     INCEPTION
 EQ/Putnam International Equity Portfolio        19.51%       17.52%
 MSCI EAFE*                                      20.00%       13.43%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc.

The Portfolio Managers, responsible for the day to day management of the Portfolio since the inception of the Portfolio, are JUSTIN SCOTT, a Managing Director, who has been with Putnam Management as an investment

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professional* since 1988 and OMID KAMSHAD, a Managing Director, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)


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MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging markets countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging markets countries whose currencies are freely convertible into United States dollars.

A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

o    Its principal securities trading market is in an emerging market country;

o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in emerging market countries; and

o it is organized under the laws of or has a principal office in an emerging market country.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

In a "top-down" approach, country allocations are made based on forecasts of stock market trends. In a "bottom-up" approach, securities are reviewed and chosen individually.

The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of emerging markets countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it

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may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities


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are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is August 20, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                 1998 ................................ (27.10)%


Best quarter:                       Worst quarter:
14.56% (1998 4th Quarter)           (22.14)% (1998 2nd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE
                                       ONE YEAR         INCEPTION
 Morgan Stanley Emerging Markets
 Equity Portfolio                        (27.10)%         (32.69)%
 MSCI Emerging Markets Free*             (25.34)%         (28.92)%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management. The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Principal of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1994.

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T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

THE INVESTMENT STRATEGY

The Portfolio invests substantially all of its assets in common stocks of established companies outside of the United States. The Portfolio intends to diversify broadly among countries throughout the world by having securities from at least five different countries represented in the Portfolio. No more than 20% of its assets will be invested in securities of any one country, except that up to 35% can be invested in stocks of companies in Australia, Canada, France, Japan, United Kingdom or Germany. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors:

o     prospects for relative economic growth between foreign countries;

o     expected levels of inflation;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to international investors.

The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity securities such as preferred stocks, warrants and convertible securities as well as governmental debt securities and investment grade debt securities. The Portfolio may also invest in certain foreign investment funds, hybrid instruments and derivative instruments in keeping with the Portfolio objective.

In analyzing companies for investment, the Adviser uses a "bottom-up" approach and looks for companies that have:

o prospects for achieving and sustaining above-average, long-term earnings growth per share;

o     a high return on invested capital;

o     healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     pricing flexibility;

o     strong management; and

o     record of paying dividends.

This means that the securities are selected based upon fundamental analysis performed by the Adviser, and are not selected based upon the type of industries to which they belong.

When market or financial conditions warrant, the Portfolio may invest without limitation in high quality U.S. Government and corporate debt obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging


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markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

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                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                  1998 ................................ 13.68%


Best quarter:                       Worst quarter:
16.86% (1998 4th Quarter)           (13.63)% (1998 4th Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                SINCE
                                 ONE YEAR     INCEPTION
 T. Rowe Price International
 Stock Portfolio                   13.68%        7.01%
 MSCI EAFE Index*                  20.00%       13.43%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202. Price-Fleming has been the Adviser to the Portfolio since it commenced its operations. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization that participates in a global network of regional investment offices. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% owned by a subsidiary of Flemings and 25% owned by Jardine Fleming Group Limited ("Jardine Fleming").

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee Group. The Investment Advisory Group has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.


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AGGRESSIVE EQUITY PORTFOLIOS


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ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (i.e., change in management, new products or changes in customer demand) and less widely known companies.

Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $2 billion).

The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

The Portfolio will invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment-grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

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risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for 1998, the Portfolio's first full year of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                  1998 ................................. -4.3%


Best quarter (% and time period)    Worst quarter (% and time period)
22.98% (1998 4th Quarter)           -28.07% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE
                                           ONE YEAR     INCEPTION
 Alliance Small Cap Growth Portfolio -
  Class IA Shares                            -4.28%       12.27%
 Russell 2000 Growth Index*                   1.23%       16.58%
 Lipper Small Company Growth Funds
  Average*                                   -0.33%       16.72%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105.


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Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MARK J. CUNNEEN has been responsible for the day-to-day management of Portfolio and its predecessor since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.

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EQ/EVERGREEN PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Evergreen Portfolio invests primarily in common stocks and convertible securities of companies that are relatively small or little-known or represent special situations which the Adviser believes offer potential for capital appreciation. In addition, the Portfolio may invest in relatively well-known, large company securities that have the potential for capital appreciation. Securities are selected based on a combination of comparative undervaluation relative to growth potential and/or merger/acquisition price.

For purposes of this Portfolio, a "little-known" company is one whose business is limited to a regional market or whose securities are mainly privately held. A "relatively small" company is one that has a small share of the market for its products or services in comparison with other companies in its field or that provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services.

The Portfolio also may invest to a lesser extent in non-convertible debt securities and preferred stocks that offer an opportunity for capital appreciation.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


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PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.

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LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

For more information on The Russell 2000, see the preceding section "The Benchmarks".

A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow.

Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


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NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                 1998 ................................ (7.03)%


Best quarter:                       Worst quarter:
15.78% (1998 4th Quarter)           (20.10)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE
                                         ONE YEAR       INCEPTION
 Lazard Small Cap Value Portfolio          (7.03)%         (7.03)%
 Russell 2000 Index*                       (2.54)%         (2.54)%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director of LAM who has been with LAM since 1979 and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.

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MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis performed by the Adviser.

In addition, up to 15% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In


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addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                 1998 ................................. 34.57%


Best quarter:                       Worst quarter:
26.70% (1998 4th Quarter)           (12.69)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                     SINCE
                                    ONE YEAR       INCEPTION
 MFS Emerging Growth Companies
 Portfolio                            34.57%          34.81%
 Russell 2000 Index*                  (2.54)%        (14.53)%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN W. BALLEN, President of MFS, who has been employed by MFS as a portfolio manager of the Portfolio since 1984, and TONI Y. SHIMURA, a Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995.

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WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.

For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.

In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

o     price/earnings ratio;

o     price to book value ratio;

o     price to cash flow ratio; and

o     debt to capital ratio.

The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely


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affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                1998 .................................. (10.02)%


Best quarter:                       Worst quarter:
15.49% (1997 3rd Quarter)           (20.25)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                           SINCE
                                          ONE YEAR       INCEPTION
 Warburg Pincus Small Company Value
 Portfolio                                  (10.02)%        4.25%
 Russell 2000 Index*                        ( 2.54)%       14.53%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

WARBURG PINCUS ASSET MANAGEMENT, INC. ("WPAM"), 466 Lexington Avenue, New York, New York 10017-3147. WPAM has been the Adviser to the Portfolio since it commenced operations. WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPAM is indirectly controlled by Warburg, Pincus & Co., a New York partnership which has no business other than being a holding company of WPAM and its affiliates. During 1999, WPAM and Credit Suisse Group expect to finalize Credit Suisse Group's acquisition of WPAM. WPAM will be combined with and into Credit Suisse Group's global asset management subsidiary, Credit Suisse Asset Management, LLC.

KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of WPAM and has been with WPAM since 1989.

ASSET ALLOCATION PORTFOLIOS


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The Alliance Conservative Investors Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Portfolios. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor"' has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If the Adviser believes that cash flow will be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Portfolios may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Portfolios may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts.


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ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the Adviser considered the duration of a 10-year Treasury bond to be 4.68 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks, including convertible securities, common stocks that are listed on national securities exchanges. The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

The Portfolio may also make use of various other investment strategies, and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and

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economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT-GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


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PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                1990 ....................................  6.3%
                1991 .................................... 19.8%
                1992 ....................................  5.6%
                1993 .................................... 10.8%
                1994 .................................... -4.1%
                1995 .................................... 20.4%
                1996 ....................................  5.2%
                1997 .................................... 13.3%
                1998 .................................... 13.9%


Best quarter (% and time period)    Worst quarter (% and time period)
7.65% (1998 4th Quarter)            -3.21% (1994 1st Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                              SINCE
                                ONE YEAR     FIVE YEARS     INCEPTION
  Alliance Conservative
    Investors Portfolio -
    Class IA Shares            13.88%        9.40%          9.99%
  70% Lehman Treasury/30%
    S&P 500 Index*             15.59%       13.37%         12.08%
  S&P 500 Index*               28.58%       24.06%         17.62%
  Lipper Flexible Portfolio
    Average                    14.20%       14.31%         12.55%

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

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ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate


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    restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

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The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                1990 .................................... 10.7%
                1991 .................................... 48.8%
                1992 ....................................  4.9%
                1993 .................................... 15.3%
                1994 .................................... -3.2%
                1995 .................................... 26.4%
                1996 .................................... 12.6%
                1997 .................................... 16.9%
                1998 .................................... 19.1%


Best quarter (% and time period)    Worst quarter (% and time period)
18.16% (1998 4th Quarter)           -10.60% (1990 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                             SINCE
                               ONE YEAR     FIVE YEARS     INCEPTION
 Alliance Growth Investors
   Portfolio - Class IA
   Shares                     19.13%       13.92%         16.09%
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*        22.85%       19.96%         15.55%
 S&P 500 Index*               28.58%       24.06%         17.62%
 Lipper Flexible Portfolio
   Average*                   14.20%       14.31%         12.55%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

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EQ/EVERGREEN FOUNDATION PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.

For purposes of this Portfolio, the words "reasonable income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.

When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other Nationally Recognized Statistical Rating Organization ("NRSRO"), it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no performance information is available.

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WHO MANAGES THE PORTFOLIO

EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.


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EQ/PUTNAM BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

THE INVESTMENT STRATEGY

The Portfolio may invest in almost any type of security or negotiable instrument, including common stocks, corporate bonds, cash and money market securities. Although the proportion invested in each type of security is not fixed, generally, no more than 75% of the Portfolio's assets will be invested in common stocks, securities that are convertible into common stocks and other equity securities.

The Portfolio uses a value-oriented approach by investing in stocks the Adviser believes are currently selling below their true worth.

Value-investing attempts to identify strong companies selling at a discount from their perceived true worth. The Adviser selects stocks for the Portfolio at prices which in its view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

The Portfolio may also invest in debt securities, issued by the U.S. Government or by private companies. Most of the Portfolio's debt securities will be investment grade (rated at least BBB) and are generally intermediate- to long-term (with maturities of more than three (3) years). The Portfolio may also invest in lower-rated debt securities (called "junk bonds").

The Portfolio may also invest up to 20% of its total assets in foreign securities and may purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a

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portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                  1998 ............................... 11.92%


Best quarter:                       Worst quarter:
9.33% (1998 4th Quarter)            (5.24)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                       SINCE
                                        ONE YEAR     INCEPTION
 EQ/Putnam Balanced Portfolio             11.92%       15.93%
 60% S&P 500/40% Lehman Gov't/Corp.
 Index*                                   21.35%       23.48%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since it commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

The Portfolio Managers, responsible for the day-to-day management of the Portfolio, are: DAVID L. WALDMAN, Managing Director, who has been employed by Putnam Management as an investment professional* since 1997 and


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prior to 1997, Mr. Waldman was a senior Portfolio Manager at Lazard Freres since 1995, and prior to 1995, he was a Vice President at Goldman Sachs; EDWARD P. BOUSA, Senior Vice President, who has been employed by Putnam Management as an investment professional* since October, 1992; JAMES M. PRUSKO, Vice President, who has been employed by Putnam Management as an investment professional* since 1992; and KRISHNA K. MEMANI, Managing Director, Senior Vice President, who has been employed by Putnam Management as an investment professional* since 1998. (*Investment professional means that the manager was either a portfolio manager or analyst.)

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MERRILL LYNCH WORLD STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: Seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

For purposes of this Portfolio, "total investment return" consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed income securities. The Portfolio may invest entirely in equity securities, entirely in fixed income securities, or partly in equity securities and partly in fixed income securities.

A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States. The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.


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When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

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NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                        CALENDAR YEAR ANNUAL TOTAL RETURN


                               [GRAPHIC OMITTED]


                1998 .................................... 6.81%


Best quarter:                       Worst quarter:
10.56% (1998 4th Quarter)           (11.15)% (1998 3rd Quarter)


                          AVERAGE ANNUAL TOTAL RETURNS
                                                                SINCE
                                               ONE YEAR       INCEPTION
 Merrill Lynch World Strategy Portfolio           6.81%           6.91%
 Composite Market Benchmark Index*              (25.34)%        (28.92)%

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

MERRILL LYNCH ASSET MANAGEMENT, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08543. MLAM has been the Adviser to the Portfolio since it commenced operations. MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions.

THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of MLAM since 1997 and as a Senior Portfolio Manager of MLAM since 1995. Prior to 1995, Mr. Robinson served as Manager of International Strategy for Merrill Lynch & Co. Global Securities Research and Economics Group.


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More information on principal risks

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Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States.

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In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS-EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

   CREDIT RISK: Credit risk is the risk that the issuer or   guarantor of a
   debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

   Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "junk bonds" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative. Portfolio such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

   INTEREST RATE RISK: The price of a bond or a fixed   income security is
   dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in


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   bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

   MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

   INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

   JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

   EMERGING MARKET RISK: There are greater risks   involved in investing in
   emerging market countries

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   and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

   The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS-YEAR 2000 RISK."

   EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

   The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

   POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

   REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.


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GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The Alliance Equity Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Alliance Equity Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

NON-DIVERSIFICATION RISK: The Lazard Small Cap Value Portfolio, Morgan Stanley Emerging Markets Equity and Merrill Lynch World Strategy Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If

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the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


     ----------------------------------------------------    EQ Advisors Trust

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The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4
Management of the Trust


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This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty (40) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc. ("EQFC"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. The Board of Trustees of the Trust has approved a transfer to Equitable of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity. Equitable 1290 Avenue of the Americas, New York, New York 10104, is the indirect corporate parent of EQFC. Both EQFC and Equitable are investment advisers registered under the Investment Advisers Act of 1940, as amended, and EQFC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management and administration of the Trust. In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.

The Manager has filed an application ("Substitution Application") requesting that the SEC approve the substitution of Class IA and Class IB shares of 14 new Portfolios of the Trust for the same class of shares of corresponding portfolios of The Hudson River Trust ("HRT"). Alliance Capital Management L.P. ("Alliance") will serve as Adviser for each of those 14 new Portfolios. The Substitution Application states that, with respect to those 14 new Portfolios advised by Alliance, the Manager will not use the powers granted to it under the Multi-Manager Order (i) to terminate Alliance and select a new Adviser for those Portfolios or (ii) to materially modify the Investment Advisory Agreement between the Manager and Alliance without first obtaining shareholders approval to utilize the powers granted under the Multi-Manager Order or the approval of shareholders to materially modify the Investment Advisory Agreement.

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The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 1998 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 1998 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust.

MANAGEMENT FEES PAID BY THE PORTFOLIOS TO EQ FINANCIAL CONSULTANTS, INC. IN 1998

----------------------------------------------------------
                                      ANNUAL       RATE OF
                                       RATE         FEES
PORTFOLIOS                           RECEIVED      WAIVED
----------------------------------------------------------
EQ/Putnam Balanced                    0.20%         0.35%
EQ/Putnam Growth & Income Value       0.36%         0.19%
EQ/Putnam International Equity        0.44%         0.26%
EQ/Putnam Investors Growth            0.31%         0.24%
Lazard Large Cap Value                0.21%         0.34%
Lazard Small Cap Value                0.62%         0.18%
Merrill Lynch Basic Value Equity      0.34%         0.21%
Merrill Lynch World Strategy          0.26%         0.44%
MFS Emerging Growth Companies         0.36%         0.19%
MFS Research                          0.35%         0.20%
Morgan Stanley Emerging               0.33%         0.82%
  Markets Equity
T. Rowe Price Equity Income           0.36%         0.19%
T. Rowe Price International Stock     0.54%         0.21%
Warburg Pincus Small Company          0.47%         0.18%
  Value
----------------------------------------------------------

The nineteen (19) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios. As explained in the next section, the Portfolios listed below (except for the Portfolios for which Alliance serves as Investment Adviser other than EQ/Alliance Premier Growth Portfolio) are subject to an expense limitation agreement between the Trust and Manager, which affects the rate of management fees to be received by the Manager on behalf of each Portfolio.

ANNUAL RATE OF MANAGEMENT FEES

-----------------------------------------------------
PORTFOLIOS                                ANNUAL RATE
-----------------------------------------------------
Alliance Conservative Investors3            0.48%
Alliance Equity Index3                      0.31%
Alliance Global3                            0.64%
Alliance Growth and Income3                 0.55%
Alliance Growth Investors3                  0.51%
Alliance High Yield 3                       0.60%
Alliance Intermediate Government            0.50%
  Securities3
Alliance International3                     0.90%
Alliance Money Market3                      0.35%
Alliance Quality Bond3                      0.53%
Alliance Small Cap Growth3                  0.90%
Calvert Socially Responsible4               0.65%
Capital Guardian International1             0.75%
Capital Guardian Research1                  0.65%
Capital Guardian U.S. Equity1               0.65%
EQ/Alliance Premier Growth1                 0.90%
EQ/Evergreen2                               0.75%
EQ/Evergreen Foundation2                    0.63%
MFS Growth with Income2                     0.55%
-----------------------------------------------------

1    The inception date for this Portfolio was April 30, 1999.
2    The inception date for this Portfolio was December 31, 1998.
3    The inception date for this Portfolio is October 18, 1999.
4    The inception date for this Portfolio is August 30, 1999.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense

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Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following rates:

EXPENSE LIMITATION RATES

---------------------------------------------------------
                                         AMOUNT EXPENSES
                                        LIMITED TO (% OF
PORTFOLIOS                              DAILY NET ASSETS)
---------------------------------------------------------
Calvert Socially Responsible                   0.80%
Capital Guardian International                 0.95%
Capital Guardian Research                      0.70%
Capital Guardian U.S. Equity                   0.70%
EQ/Alliance Premier Growth                     0.90%
EQ/Evergreen                                   0.80%
EQ/Evergreen Foundation                        0.70%
EQ/Putnam Balanced                             0.65%
EQ/Putnam Growth & Income Value                0.60%
EQ/Putnam International Equity                 0.95%
EQ/Putnam Investors Growth                     0.70%
Lazard Large Cap Value                         0.70%
Lazard Small Cap Value                         0.95%
Merrill Lynch Basic Value Equity               0.60%
Merrill Lynch World Strategy                   0.95%
MFS Emerging Growth Companies                  0.60%
MFS Growth with Income                         0.60%
MFS Research                                   0.60%
Morgan Stanley Emerging Markets Equity         1.50%
T. Rowe Price Equity Income                    0.60%
T. Rowe Price International Stock              0.95%
Warburg Pincus Small Company Value             0.75%
---------------------------------------------------------

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five (5) fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same


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advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

The Manager and certain non-affiliated insurance companies (collectively, "Applicants") have filed a Substitution Application with the SEC. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios for which Alliance serves as Adviser (other than EQ/Alliance Premier Growth Portfolio, which will not be substituted for a portfolio of HRT), the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities,

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under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.






     ----------------------------------------------------    EQ Advisors Trust

5
Fund distribution arrangements


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The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQFC") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. EQFC and EDI are affiliates of Equitable. Both EQFC and EDI are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption


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The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

7
How assets are valued


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Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, or in American Depository Receipts or similar form, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information


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Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Prior performance of each adviser


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The following table provides information concerning the historical performance of another registered investment company (or series) or other institutional private accounts managed by each Adviser that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the Capital Guardian U.S. Equity Research Portfolio-Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S. Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian, that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflects all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

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The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/98

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


--------------------------------------------------------------------------------------------------------------------
                                                                                                  1            5
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                        Year        Years
--------------------------------------------------------------------------------------------------------------------
Benchmark
--------------------------------------------------------------------------------------------------------------------
ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS1 (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                                                                49.85%         N/A
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%         N/A
--------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                                                17.21%       11.51%
--------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                                20.33%        9.50%
--------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                                                                22.76%       22.15%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                                                                28.33%       24.41%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
EVERGREEN FUND - CLASS Y SHARES (EQ/EVERGREEN PORTFOLIO)
                                                                                                 7.23%       17.82%
--------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                             (2.54)%      11.86%
--------------------------------------------------------------------------------------------------------------------
EVERGREEN FOUNDATION FUND - CLASS Y SHARES (EQ/EVERGREEN FOUNDATION PORTFOLIO)
                                                                                                12.21%       15.06%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO (LAZARD LARGE CAP VALUE PORTFOLIO)
                                                                                                17.31%       20.36%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                                               (12.62)%      11.45%
--------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                            ( 2.54)%      11.86%
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS TRUST2 (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                                22.95%       22.97%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH BASIC VALUE FOCUS FUND (MERRILL LYNCH BASIC VALUE
EQUITY PORTFOLIO)
                                                                                                 9.44%       15.40%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                               10         Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                     Years     Inception      Date
-------------------------------------------------------------------------------------------------------------------------------
Benchmark
-------------------------------------------------------------------------------------------------------------------------------
ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS1 (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                                                                N/A         42.97%     10/1/96
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  N/A         21.60%
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                                               10.76%                  12/31/78
-------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                                5.85%
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                                                               17.95%                  12/31/66
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 19.21%
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                                                                N/A         21.62%      3/31/93
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  N/A         21.68%
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN FUND - CLASS Y SHARES (EQ/EVERGREEN PORTFOLIO)
                                                                                               14.72%                  10/15/71
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                            12.94%
-------------------------------------------------------------------------------------------------------------------------------
EVERGREEN FOUNDATION FUND - CLASS Y SHARES (EQ/EVERGREEN FOUNDATION PORTFOLIO)
                                                                                                N/A         16.89%      1/2/90
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  N/A         18.82%
-------------------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO (LAZARD LARGE CAP VALUE PORTFOLIO)
                                                                                               16.83%                     6/87
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 19.21%
-------------------------------------------------------------------------------------------------------------------------------
THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                                                N/A         16.10%     10/1/91
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                             N/A         13.89%
-------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS TRUST2 (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                               19.15%                  7/15/24
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 19.21%
-------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH BASIC VALUE FOCUS FUND (MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO)
                                                                                                N/A         15.80%      7/1/93
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                  N/A         22.74%
-------------------------------------------------------------------------------------------------------------------------------

     -------------------------                               EQ Advisors Trust

-----
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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                                 1            5
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                       Year         Years
--------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND (MERRILL LYNCH WORLD
STRATEGY PORTFOLIO)
                                                                                                8.88%        8.49%
--------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                               20.33%        9.50%
--------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND6 (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               23.56%       19.66%
--------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                           ( 2.54)%      11.86%
--------------------------------------------------------------------------------------------------------------------
MFS RESEARCH FUND2, 6 (MFS RESEARCH PORTFOLIO)
                                                                                               22.92%       20.65%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO7 (MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO)
                                                                                              (25.40)%      (8.20)%
--------------------------------------------------------------------------------------------------------------------
IFC Global Total Return Composite Index8                                                      (21.10)%      (8.70)%
--------------------------------------------------------------------------------------------------------------------
THE GEORGE PUTNAM FUND OF BOSTON 2 (EQ/PUTNAM BALANCED PORTFOLIO)
                                                                                               10.60%       15.07%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index 3                                                                                28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH & INCOME FUND II2 (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                               12.46%        N/A
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 28.57%        N/A
--------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL GROWTH FUND2 (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                               18.95%       13.18%
--------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                               20.33%        9.50%
--------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS FUND2 (EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                               35.52%       24.12%
S&P 500 Index3                                                                                 28.57%       24.06%
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME FUND (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
                                                                                                9.23%       18.75%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 28.57%       24.06%
T. ROWE PRICE INTERNATIONAL STOCK FUND9 (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
--------------------------------------------------------------------------------------------------------------------
                                                                                               16.14%        8.87%
--------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                               20.33%        9.50%
--------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE FUND9 (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
                                                                                              (14.88)%       N/A
--------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                           ( 2.54)%       N/A
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                               10         Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                     Years     Inception       Date
--------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND (MERRILL LYNCH WORLD STRATEGY PORTFOLIO)
                                                                                               N/A         9.57%       2/28/92
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                               N/A         9.98%
--------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND6 (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               22.94%                 12/29/86
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                            12.94%
--------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH FUND2, 6 (MFS RESEARCH PORTFOLIO)
                                                                                               18.44%                 10/13/71
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 19.21%
--------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO7 (MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO)
                                                                                               N/A         3.50%       9/25/92
--------------------------------------------------------------------------------------------------------------------------------
IFC Global Total Return Composite Index8                                                       N/A         1.90%
--------------------------------------------------------------------------------------------------------------------------------
THE GEORGE PUTNAM FUND OF BOSTON 2 (EQ/PUTNAM BALANCED PORTFOLIO)
                                                                                               13.77%                  11/5/37
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index 3                                                                                19.21%
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH & INCOME FUND II2 (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                               N/A        22.83%        1/5/95
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 N/A        30.51%
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL GROWTH FUND2 (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                               N/A        13.24%       2/28/91
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                               N/A         7.58%
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS FUND2 (EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                               20.16%                  12/1/25
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 19.21%
--------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME FUND (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
                                                                                               15.18%                 10/31/85
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index3                                                                                 19.21%
--------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK FUND9 (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
                                                                                               10.45%                   5/9/80
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index5                                                                                5.85%
--------------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE FUND9 (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
                                                                                               N/A        16.51%      12/29/95
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index4                                                                            N/A        11.58%
--------------------------------------------------------------------------------------------------------------------------------

1 Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

2 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

3 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

4 The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

-----
 125
--------------------------------------------------------------------------------

5 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.

6 The results for the MFS Research Fund (Class A shares) and the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.

7 Performance for the Class A shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio. The Class B shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a
   Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.

8 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

9 Absent the waiver of fees in 1998 by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.


     -------------------------                               EQ Advisors Trust

10
Financial Highlights


-----
126
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Trust's financial performance since May 1, 1997. The Trust began to offer Class IA shares for the T. Rowe Price Equity Income, MFS Emerging Growth Companies and Warburg Pincus Small Company Value Portfolios on November 24, 1998. Except for those three Portfolios, the financial information in the table below for the period May 1, 1997 to December 31, 1998 relates only to the Class IB shares. The financial information relating to both the Class IA shares and the Class IB shares has been derived from the audited financial statements of the Trust. These financial statements have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1998 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


-------------------------------------------------------------------------------------------------------------------
                                                NET
                                             REALIZED
                                                AND
                                            UNREALIZED
                                            GAIN (LOSS)
                   NET ASSET                     ON                                   DIVIDENDS IN
                    VALUE,                   INVESTMENTS                  DIVIDENDS     EXCESS OF     DISTRIBUTIONS
                   BEGINNING      NET      AND FOREIGN      TOTAL FROM    FROM NET         NET            FROM
                      OF       INVESTMENT     CURRENCY      INVESTMENT   INVESTMENT    INVESTMENT       REALIZED
                    PERIOD       INCOME     TRANSACTIONS    OPERATIONS     INCOME        INCOME          GAINS
-------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998     $11.21       $0.25         $1.08          $1.33        $(0.23)           -          $(0.15)
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997     $10.00       $0.14         $1.30          $1.44        $(0.13)      $(0.01)         $(0.09)
-------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998     $11.52       $0.11         $1.35          $1.46        $(0.11)           -               -
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997     $10.00       $0.06         $1.56          $1.62        $(0.06)           -          $(0.01)
-------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998     $10.89       $0.05         $2.07          $2.12             -            -               -
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997     $10.00       $0.03         $0.93          $0.96        $(0.02)           -          $(0.01)
-------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998     $12.33       $0.01         $4.46          $4.47        $(0.01)           -               -
-------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997     $10.00       $0.02         $2.45          $2.47        $(0.03)           -          $(0.04)
-------------------------------------------------------------------------------------------------------------------

-----
 127
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF
                                                                                                    EXPENSES TO
                   DISTRIBUTIONS        TOTAL         NET ASSET                      NET ASSETS,    AVERAGE NET
                   IN EXCESS OF    DIVIDENDS AND   VALUE, END OF    TOTAL RETURN   END OF PERIOD    ASSETS AFTER
                  REALIZED GAINS   DISTRIBUTIONS       PERIOD           (B)           (000'S)      WAIVERS (A)(C)
-----------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998            -          $(0.38)         $12.16           11.92%         $ 75,977          0.90%(a)
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997            -          $(0.23)         $11.21           14.38%         $ 25,854          0.90%
-----------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998       $(0.10)         $(0.21)         $12.77           12.75%         $460,744          0.85%
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997       $(0.03)         $(0.10)         $11.52           16.23%         $150,260          0.85%
-----------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998            -               -          $13.01           19.51%         $143,721          1.20%
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997       $(0.04)         $(0.07)         $10.89            9.58%         $ 55,178          1.20%
-----------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998            -          $(0.01)         $16.79           36.27%         $175,015          0.85%
-----------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997       $(0.07)         $(0.14)         $12.33           24.70%         $ 39,695          0.85%
-----------------------------------------------------------------------------------------------------------------



     -------------------------                               EQ Advisors Trust

-----
128
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                               NET
                                                             REALIZED
                                                               AND
                                                            UNREALIZED
                                                            GAIN (LOSS)                             DIVIDENDS
                                    NET ASSET                   ON                                     IN
                                     VALUE,                 INVESTMENTS                DIVIDENDS    EXCESS OF    DISTRIBUTIONS
                                    BEGINNING     NET       AND FOREIGN    TOTAL FROM   FROM NET       NET           FROM
                                       OF      INVESTMENT     CURRENCY     INVESTMENT  INVESTMENT   INVESTMENT      REALIZED
                                     PERIOD      INCOME     TRANSACTIONS   OPERATIONS   INCOME       INCOME         GAINS
------------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                      $10.00      $ 0.06       $ 1.94        $ 2.00      $(0.06)           -             -
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                                       -            -             -           -            -             -
------------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                      $10.00      $ 0.02       $(0.72)       $(0.70)     $(0.03)           -             -
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                           -           -            -             -           -            -             -
------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                      $11.58      $ 0.12       $ 1.21        $ 1.33      $(0.12)           -        $(0.43)
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                      $10.00      $ 0.06       $ 1.64        $ 1.70      $(0.06)           -        $(0.05)
------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                      $10.31      $ 0.15       $ 0.55        $ 0.70      $(0.04)      $(0.04)            -
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                      $10.00      $ 0.08       $ 0.39        $ 0.47      $(0.05)           -             -
------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998             $11.92      $(0.03)      $ 4.15        $ 4.12           -            -             -
------------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997             $10.00       $0.02       $ 2.21        $ 2.23      $(0.02)           -        $(0.18)
------------------------------------------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998     $14.18           -       $ 1.86        $ 1.86           -            -             -
------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                      $11.48      $ 0.04       $ 2.73        $ 2.77      $(0.04)           -             -
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                      $10.00      $ 0.02       $ 1.58        $ 1.60      $(0.02)           -        $(0.01)
------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                      $ 7.96      $ 0.03       $(2.18)       $(2.15)     $(0.02)           -             -
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                      $10.00      $ 0.04       $(2.06)       $(2.02)     $(0.02)           -             -
------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998             $12.08      $ 0.22       $ 0.87        $ 1.09      $(0.22)           -        $(0.28)
------------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997             $10.00      $ 0.10       $ 2.11        $ 2.21      $(0.09)           -        $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998     $13.22      $ 0.06       $(0.09)+      $(0.03)     $(0.24)           -        $(0.28)
------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Dec 31, 1998                       $ 9.85      $ 0.06       $ 1.28        $ 1.34      $(0.07)      $(0.02)            -
------------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                      $10.00      $ 0.02       $(0.17)       $(0.15)          -            -             -
------------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998             $11.85      $ 0.05       $(1.24)       $(1.19)     $(0.04)           -             -
------------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997             $10.00      $ 0.01       $ 1.90        $ 1.91      $(0.01)           -             -
------------------------------------------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998     $10.40      $ 0.03       $ 0.23+       $ 0.26      $(0.06)           -             -
------------------------------------------------------------------------------------------------------------------------------

-----
129
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                    DISTRIBUTIONS       TOTAL         NET ASSET
                                    IN EXCESS OF    DIVIDENDS AND   VALUE, END OF
                                   REALIZED GAINS   DISTRIBUTIONS       PERIOD
----------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------
  Dec. 31, 1998                             -          $(0.06)         $11.94
----------------------------------------------------------------------------------
  Dec. 31, 1997                             -               -               -
----------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------
  Dec. 31, 1998                             -          $(0.03)         $ 9.27
----------------------------------------------------------------------------------
  Dec. 31, 1997                             -               -               -
----------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
  Dec. 31, 1998                             -          $(0.55)         $12.36
----------------------------------------------------------------------------------
  Dec. 31, 1997                        $(0.01)         $(0.12)         $11.58
----------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
----------------------------------------------------------------------------------
  Dec. 31, 1998                             -          $(0.08)         $10.93
----------------------------------------------------------------------------------
  Dec. 31, 1997                        $(0.11)         $(0.16)         $10.31
----------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES PORTFOLIO
----------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                    -               -          $16.04
----------------------------------------------------------------------------------
  Class IB Dec. 31, 1997               $(0.11)         $(0.31)         $11.92
----------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998            -               -          $16.04
----------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
----------------------------------------------------------------------------------
  Dec. 31, 1998                             -          $(0.04)         $14.21
----------------------------------------------------------------------------------
  Dec. 31, 1997                        $(0.09)         $(0.12)         $11.48
----------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
----------------------------------------------------------------------------------
  Dec. 31, 1998                             -          $(0.02)         $ 5.79
----------------------------------------------------------------------------------
  Dec. 31, 1997                             -          $(0.02)         $ 7.96
----------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                    -          $(0.50)         $12.67
----------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                    -          $(0.13)         $12.08
----------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998            -          $(0.52)         $12.67
----------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
----------------------------------------------------------------------------------
  Dec. 31, 1998                             -          $(0.09)         $11.10
----------------------------------------------------------------------------------
  Dec. 31, 1997                             -               -          $ 9.85
----------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
----------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                    -          $(0.05)         $10.61
----------------------------------------------------------------------------------
  Class IB Dec. 31, 1997               $(0.05)         $(0.06)         $11.85
----------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998            -          $(0.07)         $10.59
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                              RATIO OF
                                                                            EXPENSES TO
                                                          NET ASSETS,       AVERAGE NET
                                       TOTAL RETURN     END OF PERIOD       ASSETS AFTER
                                           (B)             (000'S)         WAIVERS (A)(C)
-------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                            20.01%          $ 74,588             0.90%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                                -                  -                -
-------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                            (7.03)%         $ 51,046             1.20%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                                -                  -                -
-------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                            11.59%          $174,104             0.85%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                            16.99%          $ 49,495             0.85%
-------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                             6.81%          $ 30,631             1.20%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                             4.70%          $ 18,210             1.20%
-------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES PORTFOLIO
-------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                   34.57%          $461,307             0.85%(1)
-------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                   22.42%          $ 99,317             0.85%(a)
-------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998           13.12%          $  5,978             0.60%(a)(1)
-------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                            24.11%          $407,619             0.85%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                            16.07%          $114,754             0.85%
-------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                           (27.10)%         $ 41,359             1.81%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                           (20.16)%         $ 21,433             1.75%
-------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
-------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                    9.11%          $242,001             0.85%(1)
-------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                   22.11%          $ 99,947             0.85%(a)
-------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998           (2.21)%(b)      $  2,415             0.60%(a)(1)
-------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
-------------------------------------------------------------------------------------------
  Dec. 31, 1998                            13.68%          $134,653             1.20%
-------------------------------------------------------------------------------------------
  Dec. 31, 1997                            (1.49)%         $ 69,572             1.20%
-------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
-------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                  (10.02)%         $166,746             1.00%(1)
-------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                   19.15%          $120,880             1.00%(a)
-------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998            2.63%(b)       $    747             0.75%(a)(1)
-------------------------------------------------------------------------------------------


     -------------------------                               EQ Advisors Trust

-----
130
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------------------------------------------------------------------------------------------------------
                                              RATIO OF NET            RATIO OF NET
                   RATIO OF EXPENSES TO   INVESTMENT INCOME TO    INVESTMENT INCOME TO
                    AVERAGE NET ASSETS     AVERAGE NET ASSETS      AVERAGE NET ASSETS      PORTFOLIO
                  BEFORE WAIVERS (A)(C)   AFTER WAIVERS (A)(C)   BEFORE WAIVERS (A)(C)   TURNOVER RATE
------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.25%                 2.88%                  2.53%               135%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997             2.55%                 3.19%                  1.54%               117%
------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.04%                 1.30%                  1.11%                74%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997             1.75%                 1.67%                  0.77%                61%
------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.46%                 0.64%                  0.38%                94%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997             2.53%                 0.74%                 (0.59)%               43%
------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.09%                 0.14%                 (0.10)%               64%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997             2.13%                 0.58%                 (0.70)%               47%
------------------------------------------------------------------------------------------------------
**LAZARD LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.20%                 1.19%                  0.89%                37%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                -                     -                      -                  -
------------------------------------------------------------------------------------------------------
**LAZARD SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.54%                 0.52%                  0.18%                21%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                -                     -                      -                  -
------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.06%                 1.41%                  1.20%                83%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997             1.89%                 1.91%                  0.87%                25%
------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------
  Dec. 31, 1998             1.61%                 1.63%                  1.22%               115%
------------------------------------------------------------------------------------------------------
  Dec. 31, 1997             3.05%                 1.89%                  0.04%                58%
------------------------------------------------------------------------------------------------------

-----
131
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                 RATIO OF NET            RATIO OF NET
                                    RATIO OF EXPENSES TO    INVESTMENT INCOME TO     INVESTMENT INCOME TO
                                     AVERAGE NET ASSETS      AVERAGE NET ASSETS       AVERAGE NET ASSETS       PORTFOLIO
                                   BEFORE WAIVERS (A)(C)    AFTER WAIVERS (A)(C)    BEFORE WAIVERS (A)(C)   TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                 1.04%(1)                   (0.30)%(1)              (0.49)%(1)            79%
-------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                 1.82%(a)                    0.61%(a)               (0.36)%(a)           116%
-------------------------------------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998         0.79%(a)(1)                (0.05)%(a)(1)           (0.24)%(a)(1)         79%
-------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                          1.05 %                      0.44%                   0.24%                73%
-------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                          1.78%                       0.65%                  (0.28)%               51%
-------------------------------------------------------------------------------------------------------------------------
*MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                          2.63%                       0.73%                  (0.09)%              114%
-------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                          2.61%                       1.96%                   1.10%                25%
-------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                 1.04%(1)                    2.20%(1)                2.01%(1)             17%
-------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                 1.74%(a)                    2.49%(a)                1.60%(a)              9%
-------------------------------------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998         0.79%(a)(1)                 2.45%(a)(1)             2.26%(a)(1)          17%
-------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1998                          1.40%                       0.67%                   0.47%                22%
-------------------------------------------------------------------------------------------------------------------------
  Dec. 31, 1997                          2.56%                       0.45%                  (0.91)%               17%
-------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1998                 1.17%(1)                    0.47%(1)                0.30%(1)            111%
-------------------------------------------------------------------------------------------------------------------------
  Class IB Dec. 31, 1997                 1.70%(a)                    0.26%(a)               (0.44)%(a)            44%
-------------------------------------------------------------------------------------------------------------------------
  Class IA Nov. 24-Dec. 31, 1998         0.92%(a)(1)                 0.72%(a)(1)             0.55%(a)(1)         111%
-------------------------------------------------------------------------------------------------------------------------

* The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997.

** Commencement of operations for the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio was January 1, 1998. No financial highlights are presented for EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio and MFS Growth with Income Portfolio, each of which received initial capital on December 31, 1998. In addition no financial highlights are presented for Capital Guardian International, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio or EQ/Alliance Premier Growth Portfolio, each of which received initial capital on April 30, 1999, or Calvert Socially Responsible Portfolio, which received initial capital on August 30, 1999.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

(a)   Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreement" in the Prospectus.

(1) Reflects overall fund ratios for investment income and non-class specific expense.


     -------------------------                               EQ Advisors Trust

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)

-------
132
--------------------------------------------------------------------------------

The financial highlights table below is intended to help you understand the financial performance for eleven (11) of the Portfolios that are advised by Alliance (other than the EQ/Alliance Premier Growth Portfolio) for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The financial information relating to both the Class A shares and the Class IB shares for those eleven (11) Portfolios has been derived from the audited financial statements of HRT for the year ended December 31, 1998. The Class IA shares and the Class IB shares of each HRT Portfolio listed below will be substituted for Class IA and Class IB shares of the corresponding Portfolio of the Trust and the assets and liabilities of the respective HRT Portfolio will be transferred to its corresponding Portfolio of the Trust on or about October 18, 1999. These financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants. PricewaterhouseCoopers LLP's report on HRT's financial statements as of December 31, 1998 appears in HRT's Annual Report.
The information should be read in conjunction with the financial statements contained in HRT's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:


-------------------------------------------------------------------------------------------------------------
                                                                             CLASS IA
                                                  -----------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                      1998        1997        1996        1995         1994
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........    $11.89      $11.29      $11.52      $10.15       $11.12
                                                     ------      ------      ------      ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.49        0.49        0.50        0.60         0.55
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      1.12        0.97        0.07        1.43        (1.00)
                                                     ------      ------      ------      ------       ------
  Total from investment operations ..............      1.61        1.46        0.57        2.03        (0.45)
                                                     ------      ------      ------      ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.48)      (0.49)      (0.51)      (0.59)       (0.52)
  Distributions from realized gains .............     (0.70)      (0.37)      (0.27)      (0.07)           -
  Distributions in excess of realized gains .....         -           -       (0.02)          -            -
                                                     -------     -------     -------     -------      ------
  Total dividends and distributions .............     (1.18)      (0.86)      (0.80)      (0.66)       (0.52)
                                                     -------     -------     -------     -------      ------
Net asset value, end of period ..................    $12.32      $11.89      $11.29      $11.52       $10.15
                                                     ======      ======      ======      ======       ======
Total return (c) ................................     13.88%      13.25%       5.21%      20.40%       (4.10)%
                                                     ======      ======      ======      ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $355,441    $307,847    $282,402    $252,101     $173,691
Ratio of expenses to average net assets .........      0.53%       0.57%       0.61%       0.59%        0.59%
Ratio of net investment income to average
  net assets ....................................      3.99%       4.17%       4.48%       5.48%        5.22%
Portfolio turnover rate .........................       103%        206%        181%        287%         228%


---------------------------------------------------------------------------------
                                                             CLASS IB
                                                  -------------------------------
                                                        YEAR           MAY 1,
                                                       ENDED          1997 TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1998            1997
---------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........    $11.88           $11.29
                                                     ------           ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.46             0.31
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      1.12             1.01
                                                     ------           ------
  Total from investment operations ..............      1.58             1.32
                                                     ------           ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.45)           (0.36)
  Distributions from realized gains .............     (0.70)           (0.37)
  Distributions in excess of realized gains .....         -                -
                                                     ------           ------
  Total dividends and distributions .............     (1.15)           (0.73)
                                                     ------           ------
Net asset value, end of period ..................    $12.31           $11.88
                                                     ======           ======
Total return (c) ................................     13.60%           11.84%
                                                     ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $32,653           $5,694
Ratio of expenses to average net assets .........      0.78%            0.80%(d)
Ratio of net investment income to average
  net assets ....................................      3.68%            3.82%(d)
Portfolio turnover rate .........................       103%             206%

-----
133
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO:


-------------------------------------------------------------------------------------------------------
                                                                        CLASS IA
                                                  -----------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------
                                                       1998          1997         1996         1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b).........     $19.74        $15.16       $13.13        $9.87
                                                      ------        ------       ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       0.27          0.26         0.27         0.26
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................       5.25          4.64         2.65         3.32
                                                      ------        ------       ------       ------
  Total from investment operations ..............       5.52          4.90         2.92         3.58
                                                      ------        ------       ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (0.25)        (0.25)       (0.25)       (0.22)
  Distributions from realized gains .............      (0.01)        (0.07)       (0.64)       (0.09)
  Distributions in excess of realized gains .....          -             -            -        (0.01)
                                                      ------        ------       ------       ------
  Total dividends and distributions .............      (0.26)        (0.32)       (0.89)       (0.32)
                                                      ------        ------       ------       ------
Net asset value, end of period ..................     $25.00        $19.74       $15.16       $13.13
                                                      ======        ======       ======       ======
Total return (c) ................................      28.07%        32.58%       22.39%       36.48%
                                                      ======        ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............... $1,689,913      $943,631     $386,249     $165,785
Ratio of expenses to average net assets .........       0.34%         0.37%        0.39%        0.48%
Ratio of net investment income to average
  net assets ....................................       1.23%         1.46%        1.91%        2.16%
Portfolio turnover rate .........................          6%            3%          15%           9%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                       CLASS IA                   CLASS IB
                                                  ------------------- ---------------------------------
                                                                          YEAR
                                                      MARCH 1, 1994       ENDED          MAY 1, 1997
                                                           TO          DECEMBER 31,          TO
                                                   DECEMBER 31, 1994      1998       DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........       $10.00            $19.73           $16.35
                                                        ------            ------           ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................         0.20              0.22             0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................        (0.09)             5.24             3.48
                                                        ------            ------           ------
  Total from investment operations ..............         0.11              5.46             3.62
                                                        ------            ------           ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........        (0.20)            (0.20)           (0.17)
  Distributions from realized gains .............        (0.03)            (0.01)           (0.07)
  Distributions in excess of realized gains .....        (0.01)                -                -
                                                        ------            ------          -------
  Total dividends and distributions .............        (0.24)            (0.21)           (0.24)
                                                        ------            ------          -------
Net asset value, end of period ..................       $ 9.87            $24.98           $19.73
                                                        ======            ======          =======
Total return (c) ................................         1.08%            27.74%           22.28%
                                                        ======            ======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............      $36,748              $443             $110
Ratio of expenses to average net assets .........         0.49%(d)          0.59%            0.62%(d)
Ratio of net investment income to average
  net assets ....................................         2.42%(d)          0.98%            1.10%(d)
Portfolio turnover rate .........................            7%                6%               3%
-------------------------------------------------------------------------------------------------------


     -------------------------                               EQ Advisors Trust

-----
134
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO:



----------------------------------------------------------------------------------------------------------------------
                                                                                CLASS IA
                                                  --------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                       1998           1997        1996            1995         1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b).........      $17.29         $16.92      $15.74         $13.87       $13.62
                                                       ------         ------      ------         ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.14           0.17        0.21           0.26         0.20
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................        3.56           1.75        2.05           2.32         0.52
                                                       ------         ------      ------         ------       ------
  Total from investment operations ..............        3.70           1.92        2.26           2.58         0.72
                                                       ------         ------      ------         ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.22)         (0.36)      (0.21)         (0.25)       (0.17)
  Dividends in excess of net investment
   income .......................................           -              -       (0.08)             -            -
  Distributions from realized gains .............       (1.31)         (1.19)      (0.79)         (0.42)       (0.28)
  Distributions in excess of realized gains .....           -              -           -          (0.03)       (0.00)
  Tax return of capital distributions ...........           -              -       (0.00)         (0.01)       (0.02)
                                                       ------        -------      ------         ------       ------
  Total dividends and distributions .............       (1.53)         (1.55)      (1.08)         (0.71)       (0.47)
                                                       ------        -------      ------         ------       ------
Net asset value, end of period ..................      $19.46         $17.29      $16.92         $15.74       $13.87
                                                       ======        =======      ======         ======       ======
Total return (c) ................................       21.80%         11.66%      14.60%         18.81%        5.23%
                                                       ======        =======      ======         ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,360,220     $1,203,867     $997,041      $686,140     $421,698
Ratio of expenses to average net assets .........        0.71%          0.69%        0.60%         0.61%        0.69%
Ratio of net investment income to average
  net assets ....................................        0.72%          0.97%        1.28%         1.76%        1.41%
Portfolio turnover rate .........................         105%            57%          59%           67%          71%
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                                  CLASS IB
                                                  ----------------------------------------
                                                       YEAR ENDED           OCTOBER 2,
                                                      DECEMBER 31,           1996 TO
                                                  ---------------------    DECEMBER 31,
                                                     1998       1997          1996
------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........   $17.27     $16.91        $16.57
                                                    ------     ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................     0.08       0.12          0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................     3.56       1.76          0.81
                                                    ------     ------        ------
  Total from investment operations ..............     3.64       1.88          0.83
                                                    ------     ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........    (0.19)     (0.33)            -
  Dividends in excess of net investment
   income .......................................        -          -         (0.11)
  Distributions from realized gains .............    (1.31)     (1.19)        (0.10)
  Distributions in excess of realized gains .....        -          -         (0.28)
  Tax return of capital distributions ...........        -          -         (0.00)
                                                    ------     ------        ------
  Total dividends and distributions .............    (1.50)     (1.52)        (0.49)
                                                    ------     ------        ------
Net asset value, end of period ..................   $19.41     $17.27        $16.91
                                                    ======     ======        ======
Total return (c) ................................    21.50%     11.38%         4.98%
                                                    ======     ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $47,982    $21,520          $290
Ratio of expenses to average net assets .........     0.96%      0.97%         0.86%(d)
Ratio of net investment income to average
  net assets ....................................     0.41%      0.67%         0.48%(d)
Portfolio turnover rate .........................      105%        57%           59%
------------------------------------------------------------------------------------------

-----
135
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO:



----------------------------------------------------------------------------------------------------------
                                                                           CLASS IA
                                                 ---------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                    1998        1997        1996         1995      1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) .......   $15.38      $13.01      $11.70      $ 9.70     $ 9.95
                                                   ------      ------      ------      ------     ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................     0.06        0.15        0.24        0.33       0.31
  Net realized and unrealized gain (loss) on
   investments .................................     3.08        3.30        2.05        1.97      (0.36)
                                                   ------      ------      ------      ------     ------
  Total from investment operations .............     3.14        3.45        2.29        2.30      (0.05)
                                                   ------      ------      -------     ------     ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........    (0.05)      (0.15)      (0.23)      (0.30)     (0.20)
  Distributions from realized gains ............    (1.48)      (0.93)      (0.75)          -          -
                                                   ------      ------      ------      ------     ------
  Total dividends and distributions ............    (1.53)      (1.08)      (0.98)      (0.30)     (0.20)
                                                   ------      ------      ------      ------     ------
Net asset value, end of period .................   $16.99      $15.38      $13.01      $11.70     $ 9.70
                                                   ======      ======      ======      ======     ======
Total return (c) ...............................    20.86%      26.90%      20.09%      24.07%     (0.58)%
                                                   ======      ======      ======      ======     ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............. $877,744    $555,059    $232,080     $98,053    $31,522
Ratio of expenses to average net assets ........     0.58%       0.58%       0.58%       0.60%      0.78%
Ratio of net investment income to average
  net assets ...................................     0.38%       0.99%       1.94%       3.11%      3.13%
Portfolio turnover rate ........................       74%         79%         88%         65%        52%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                            CLASS IB
                                                 -------------------------------
                                                      YEAR        MAY 1, 1997
                                                      ENDED            TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
--------------------------------------------------------------------------------
Net asset value, beginning of period (b) .......     $15.36          $13.42
                                                     ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.03            0.05
  Net realized and unrealized gain (loss) on
   investments .................................       3.07            2.91
                                                     ------          ------
  Total from investment operations .............       3.10            2.96
                                                     ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.03)          (0.09)
  Distributions from realized gains ............      (1.48)          (0.93)
                                                     ------          ------
  Total dividends and distributions ............      (1.51)          (1.02)
                                                     ------          ------
Net asset value, end of period .................     $16.95          $15.36
                                                     ======          ======
Total return (c) ...............................      20.56%          22.41%
                                                     ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $120,558         $32,697
Ratio of expenses to average net assets ........       0.83%           0.83%(d)
Ratio of net investment income to average
  net assets ...................................       0.17%           0.43%(d)
Portfolio turnover rate ........................         74%             79%
--------------------------------------------------------------------------------


     -------------------------                               EQ Advisors Trust

-----
136
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO:


-----------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS IA
                                                  ---------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                        1998           1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........      $18.55         $17.20         $17.68      $14.66       $15.61
                                                       ------         ------         ------      ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.41           0.41           0.40        0.57         0.50
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................        3.03           2.43           1.66        3.24        (0.98)
                                                       ------         ------         ------      ------       ------
  Total from investment operations ..............        3.44           2.84           2.06        3.81        (0.48)
                                                       ------         ------         ------      -------      ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.41)         (0.46)         (0.40)      (0.54)       (0.46)
  Dividends in excess of net investment
   income .......................................           -              -          (0.03)      (0.01)       (0.01)
  Distributions from realized gains .............       (1.71)         (1.03)         (2.10)      (0.24)           -
  Distributions in excess of realized gains .....           -              -          (0.01)          -            -
                                                       ------         ------         ------      ------       ------
  Total dividends and distributions .............       (2.12)         (1.49)         (2.54)      (0.79)       (0.47)
                                                       ------         ------         ------      ------       ------
Net asset value, end of period ..................      $19.87         $18.55         $17.20      $17.68       $14.66
                                                       ======         ======         ======      ======       ======
Total return (c) ................................       19.13%         16.87%         12.61%      26.37%       (3.15)%
                                                       ======         ======         ======      ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,963,074     $1,630,389     $1,301,643    $896,134     $492,478
Ratio of expenses to average net assets .........        0.55%          0.57%          0.57%       0.56%        0.59%
Ratio of net investment income to average
  net assets ....................................        2.10%          2.18%          2.31%       3.43%        3.32%
Portfolio turnover rate .........................         102%           121%           190%        107%         131%
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                   CLASS IB
                                                  ------------------------------------------
                                                        YEAR ENDED            OCTOBER 2,
                                                       DECEMBER 31,             1996 TO
                                                  ---------------------      DECEMBER 31,
                                                     1998      1997             1996
--------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........   $18.52     $17.19          $16.78
                                                    ------     ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................     0.36       0.36            0.07
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................     3.03       2.43            0.71
                                                    ------     ------          ------
  Total from investment operations ..............     3.39       2.79            0.78
                                                    ------     ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........    (0.36)     (0.43)          (0.02)
  Dividends in excess of net investment
   income .......................................        -          -           (0.09)
  Distributions from realized gains .............    (1.71)     (1.03)          (0.02)
  Distributions in excess of realized gains .....        -          -           (0.24)
                                                    ------     ------          ------
  Total dividends and distributions .............    (2.07)     (1.46)          (0.37)
                                                    ------     ------          ------
Net asset value, end of period ..................   $19.84     $18.52          $17.19
                                                    ======     ======          ======
Total return (c) ................................    18.83%     16.58%           4.64%
                                                    ======     ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $92,027    $35,730            $472
Ratio of expenses to average net assets .........     0.80%      0.82%           0.84%(d)
Ratio of net investment income to average
  net assets ....................................     1.85%      1.88%           1.69%(d)
Portfolio turnover rate .........................      102%       121%            190%
--------------------------------------------------------------------------------------------

-----
 137
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO:



----------------------------------------------------------------------------------------------------------------
                                                                              CLASS IA
                                                  --------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                      1998         1997        1996        1995         1994
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........    $10.41       $10.02      $ 9.64      $ 8.91       $10.08
                                                     ------       ------      ------      ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      1.07         1.04        1.02        0.98         0.89
  Net realized and unrealized gain (loss) on
   investments ..................................     (1.56)        0.75        1.07        0.73        (1.17)
                                                     ------       ------      ------      ------       ------
  Total from investment operations ..............     (0.49)        1.79        2.09        1.71        (0.28)
                                                     ------       ------      ------      ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (1.03)       (0.97)      (0.98)      (0.94)       (0.88)
  Dividends in excess of net investment
   income .......................................         -            -       (0.03)      (0.04)       (0.01)
  Distributions from realized gains .............     (0.18)       (0.43)      (0.70)          -           -
  Distributions in excess of realized gains .....         -            -           -           -           -
                                                     ------       ------      ------      ------       ------
  Total dividends and distributions .............     (1.21)       (1.40)      (1.71)      (0.98)       (0.89)
                                                     ------       ------      ------      ------       ------
Net asset value, end of period ..................    $ 8.71       $10.41      $10.02      $ 9.64       $ 8.91
                                                     ======       ======      ======      ======       ======
Total return (c) ................................     (5.15)%      18.48%      22.89%      19.92%       (2.79)%
                                                     ======       ======      ======      ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $405,308     $355,473    $199,360    $118,129      $73,895
Ratio of expenses to average net assets .........      0.63%        0.62%       0.59%       0.60%        0.61%
Ratio of net investment income to average
  net assets ....................................     10.67%        9.82%       9.93%      10.34%        9.23%
Portfolio turnover rate .........................       181%         390%        485%        350%         248%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED             OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  -------------------------   DECEMBER 31,
                                                      1998        1997          1996
--------------------------------------------------------------------------------------------
Net asset value, beginning of period (b) ........    $10.39      $10.01           $10.25
                                                     ------      ------           ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      1.04        1.05             0.19
  Net realized and unrealized gain (loss) on
   investments ..................................     (1.56)       0.71             0.15
                                                     ------      ------           ------
  Total from investment operations ..............     (0.52)       1.76             0.34
                                                     ------      ------           ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (1.00)      (0.95)           (0.03)
  Dividends in excess of net investment
   income .......................................         -           -            (0.25)
  Distributions from realized gains .............     (0.18)      (0.43)           (0.01)
  Distributions in excess of realized gains .....         -           -            (0.29)
                                                     ------      ------           ------
  Total dividends and distributions .............     (1.18)      (1.38)           (0.58)
                                                     ------      ------           ------
Net asset value, end of period ..................    $ 8.69      $10.39           $10.01
                                                     ======      ======           ======
Total return (c) ................................     (5.38)%     18.19%            3.32%
                                                     ======      ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $207,042     $66,338             $685
Ratio of expenses to average net assets .........      0.88%       0.88%            0.82%(d)
Ratio of net investment income to average
  net assets ....................................     10.60%       9.76%            8.71%(d)
Portfolio turnover rate .........................       181%        390%             485%
--------------------------------------------------------------------------------------------



     -------------------------                               EQ Advisors Trust

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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(E):



                                                                           CLASS IA
                                                 -------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------
                                                    1998        1997         1996        1995        1994
                                                 ----------  ----------- -----------  ---------- -----------
Net asset value, beginning of period (b) .......    $ 9.44      $ 9.29      $ 9.47      $ 8.87      $10.08
                                                    ------      ------      ------      ------      ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.50        0.53        0.54        0.58        0.65
  Net realized and unrealized gain (loss) on
   investments .................................      0.21        0.13       (0.19)       0.57       (1.08)
                                                    ------      ------      ------      ------      ------
  Total from investment operations .............      0.71        0.66        0.35        1.15       (0.43)
                                                    ------      ------      ------      ------      ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.48)      (0.51)      (0.53)      (0.55)      (0.78)
                                                    ------      ------      ------      ------      ------
Net asset value, end of period .................    $ 9.67      $ 9.44      $ 9.29      $ 9.47      $ 8.87
                                                    ======      ======      ======      ======      ======
Total return (c) ...............................      7.74%       7.29%       3.78%      13.33%      (4.37)%
                                                    ======      ======      ======      ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $153,383    $115,114     $88,384     $71,780     $48,518
Ratio of expenses to average net assets ........      0.55%       0.55%       0.56%       0.57%       0.56%
Ratio of net investment income to average
  net assets ...................................      5.21%       5.61%       5.73%       6.15%       6.75%
Portfolio turnover rate ........................       539%        285%        318%        255%        133%



                                                            CLASS IB
                                                 -------------------------------
                                                        YEAR       MAY 1, 1997
                                                      ENDED            TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
Net asset value, beginning of period (b) .......    $ 9.43          $ 9.27
                                                    ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.47            0.32
  Net realized and unrealized gain (loss) on
   investments .................................      0.22            0.22
                                                    ------          ------
  Total from investment operations .............      0.69            0.54
                                                    ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.46)          (0.38)
                                                    ------          ------
Net asset value, end of period .................    $ 9.66          $ 9.43
                                                    ======          ======
Total return (c) ...............................      7.48%           5.83%
                                                    ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $30,898          $5,052
Ratio of expenses to average net assets ........      0.80%           0.81%(d)
Ratio of net investment income to average
  net assets ...................................      4.87%           5.15%(d)
Portfolio turnover rate ........................       539%            285%

-----
 139
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ALLIANCE INTERNATIONAL PORTFOLIO:



                                                                         CLASS IA
                                                 --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------      APRIL 3,
                                                                                              1995 TO
                                                                                           DECEMBER 31,
                                                     1998          1997        1996           1995
                                                 ------------  ------------ -----------  ----------------
Net asset value, beginning of period (b) .......    $10.27        $11.50      $10.87          $10.00
                                                    ------        ------      ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.09          0.10        0.13            0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.97         (0.45)       0.94            0.98
                                                    ------        ------      ------          ------
  Total from investment operations .............      1.06         (0.35)       1.07            1.12
                                                    ------        ------      ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.20)        (0.32)      (0.10)          (0.07)
  Dividends in excess of net investment
   income ......................................         -             -       (0.09)          (0.13)
  Distributions from realized gains ............     (0.00)        (0.56)      (0.25)          (0.05)
                                                    ------        ------      ------          ------
  Total dividends and distributions ............     (0.20)        (0.88)      (0.44)          (0.25)
                                                    -------       ------      ------          ------
Net asset value, end of period .................    $11.13        $10.27      $11.50          $10.87
                                                    ======        ======      ======          ======
Total return (c) ...............................     10.57%        (2.98)%      9.82%          11.29%
                                                    ======        ======      ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $204,767      $190,611    $151,907         $28,684
Ratio of expenses to average net assets ........      1.06%         1.08%       1.06%           1.03%(d)
Ratio of net investment income to average
  net assets ...................................      0.81%         0.83%       1.10%           1.71%(d)
Portfolio turnover rate ........................        59%           59%         48%             56%


                                                            CLASS IB
                                                 -----------------------------
                                                        YEAR        MAY 1,
                                                      ENDED        1997 TO
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1998           1997
                                                 -------------- --------------
Net asset value, beginning of period (b) .......    $10.26        $11.39
                                                    ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.05          0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.98         (0.31)
                                                    ------        ------
  Total from investment operations .............      1.03         (0.29)
                                                    ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.18)        (0.28)
  Dividends in excess of net investment
   income ......................................         -             -
  Distributions from realized gains ............     (0.00)        (0.56)
                                                    ------        ------
  Total dividends and distributions ............     (0.18)        (0.84)
                                                    ------        ------
Net asset value, end of period .................    $11.11        $10.26
                                                    ======        ======
Total return (c) ...............................     10.30%        (2.54)%
                                                    ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $7,543        $3,286
Ratio of expenses to average net assets ........      1.31%         1.38%(d)
Ratio of net investment income to average
  net assets ...................................      0.44%         0.20%(d)
Portfolio turnover rate ........................        59%           59%



     -------------------------                               EQ Advisors Trust

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ALLIANCE MONEY MARKET PORTFOLIO:


                                                                             CLASS IA
                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                      1998         1997         1996         1995         1994
                                                 ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period (b) ...................................   $ 10.18      $ 10.17      $ 10.16      $ 10.14      $ 10.12
                                                   -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.53         0.54         0.54         0.57         0.41
  Net realized and unrealized gain (loss) on
   investments .................................          -            -       ( 0.01)           -            -
                                                   --------     --------     --------     --------     --------
  Total from investment operations .............      0.53         0.54         0.53         0.57         0.41
                                                   --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     ( 0.49)      ( 0.53)      ( 0.52)      ( 0.55)      ( 0.39)
  Dividends in excess of net investment
   income ......................................          -            -            -            -            -
                                                   --------     --------     --------     --------     --------
  Total dividends and distributions ............     ( 0.49)      ( 0.53)      ( 0.52)      ( 0.55)      ( 0.39)
                                                   --------     --------     --------     --------     --------
Net asset value, end of period .................   $ 10.22      $ 10.18      $ 10.17      $ 10.16      $ 10.14
                                                   ========     ========     ========     ========     ========
Total return (c) ...............................       5.34%        5.42%        5.33%        5.74%        4.02%
                                                   ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $723,311     $449,960     $463,422     $386,691     $325,391
Ratio of expenses to average net assets ........       0.37%        0.39%        0.43%        0.44%        0.42%
Ratio of net investment income to average
  net assets ...................................       5.13%        5.28%        5.17%        5.53%        4.01%



                                                                  CLASS IB
                                                 ------------------------------------------
                                                        YEAR ENDED             OCTOBER 2,
                                                       DECEMBER 31,             1996 TO
                                                 -------------------------   DECEMBER 31,
                                                      1998         1997          1996
                                                 ------------ ------------ ----------------
Net asset value, beginning of
  period (b) ...................................   $ 10.17      $ 10.16       $  10.16
                                                   -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.49         0.52           0.11
  Net realized and unrealized gain (loss) on
   investments .................................      0.02             -          0.01
                                                   -------      --------      --------
  Total from investment operations .............      0.51         0.52           0.12
                                                   -------      --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     ( 0.47)      ( 0.51)        ( 0.02)
  Dividends in excess of net investment
   income ......................................          -            -         ( 0.10)
                                                   --------     --------      ---------
  Total dividends and distributions ............     ( 0.47)      ( 0.51)        ( 0.12)
                                                   --------     --------      ---------
Net asset value, end of period .................   $ 10.21      $ 10.17       $  10.16
                                                   ========     ========      =========
Total return (c) ...............................       5.08%        5.16%          1.29%
                                                   ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $386,718     $123,675      $   3,184
Ratio of expenses to average net assets ........       0.62%        0.63%          0.67%(d)
Ratio of net investment income to average
  net assets ...................................       4.82%        5.02%          4.94%(d)

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ALLIANCE QUALITY BOND PORTFOLIO:



                                                                             CLASS IA                                  CLASS IB
                                                 ---------------------------------------------------------------- ---------------
                                                                                                                     JULY 8, 1998
                                                                     YEAR ENDED DECEMBER 31,                             TO
                                                 ----------------------------------------------------------------   DECEMBER 31,
                                                      1998         1997         1996         1995         1994          1998
                                                 ------------ ------------ ------------ ------------ ------------ ---------------
Net asset value, beginning of
  period (b) ...................................   $  9.74      $  9.49      $  9.61      $  8.72      $  9.82       $   9.90
                                                   -------      -------      -------      -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.55         0.60         0.57         0.57         0.66           0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.28         0.24         (0.07)       0.88        (1.16)          0.14
                                                   -------      -------      --------     -------      -------       --------
  Total from investment operations .............      0.83         0.84         0.50         1.45        (0.50)          0.39
                                                   -------      -------      --------     -------      -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.53)       (0.59)       (0.60)       (0.56)      (0.55)         (0.25)
  Dividends in excess of net investment
   income ......................................          -            -        (0.02)           -           -              -
  Distributions from realized gains ............      (0.20)           -            -            -           -          (0.20)
  Tax return of capital distributions ..........          -            -            -            -       (0.05)             -
                                                   --------     --------     --------     --------     -------       --------
  Total dividends and distributions ............      (0.73)       (0.59)       (0.62)       (0.56)      (0.60)         (0.45)
                                                   --------     --------     --------     --------     -------       --------
Net asset value, end of period .................   $  9.84      $  9.74      $  9.49      $  9.61      $  8.72       $   9.84
                                                   ========     ========     ========     ========     =======       ========
Total return (c) ...............................       8.69%        9.14%        5.36%       17.02%      (5.10)%         4.05%
                                                   ========     ========     ========     ========     =======       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $322,418     $203,233     $155,023     $157,443     $127,575      $     10
Ratio of expenses to average net assets ........       0.57%        0.57%        0.59%        0.59%       0.59%          0.81%(d)
Ratio of net investment income to average
  net assets ...................................       5.48%        6.19%        6.06%        6.13%       7.17%          5.06%(d)
Portfolio turnover rate ........................        194%         374%         431%         411%        222%           194%


     -------------------------                               EQ Advisors Trust

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142
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ALLIANCE SMALL CAP GROWTH PORTFOLIO:



                                                                    CLASS IA                             CLASS IB
                                                        ---------------------------------   -----------------------------------
                                                               YEAR             MAY 1,             YEAR              MAY 1,
                                                             ENDED            1997 TO            ENDED             1997 TO
                                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                             1998              1997              1998               1997
                                                        --------------   ----------------   --------------   ------------------
Net asset value, beginning of period (b) ............      $ 12.35          $  10.00           $ 12.34          $   10.00
                                                           -------          --------           -------          ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ......................         0.01              0.01            ( 0.02)            ( 0.01)
  Net realized and unrealized gain (loss) on
   investments ......................................       ( 0.54)             2.65            ( 0.53)              2.65
                                                           -------          --------           -------          ---------
  Total from investment operations ..................       ( 0.53)             2.66            ( 0.55)              2.64
                                                           -------          --------           -------          ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..............            -            ( 0.01)                -                  -
  Distributions from realized gains .................            -            ( 0.30)                -             ( 0.30)
                                                           -------          --------           -------          ---------
  Total dividends and distributions .................            -            ( 0.31)                -             ( 0.30)
                                                           -------          --------           -------          ---------
Net asset value, end of period ......................      $ 11.82          $  12.35           $ 11.79          $   12.34
                                                           =======          ========           =======          =========
Total return (c) ....................................       ( 4.28)%           26.74%           ( 4.44)%            26.57%
                                                           =======          ========           =======          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................      $198,360         $ 94,676           $112,254         $  46,324
Ratio of expenses to average net assets .............         0.96%             0.95%(d)          1.20%              1.15%(d)
Ratio of net investment income (loss) to average net
  assets ............................................         0.08%             0.10%(d)        ( 0.17)%           ( 0.12)%(d)
Portfolio turnover rate .............................           94%               96%               94%                96%

-----
143
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----------
(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:

     Class IA:
     Alliance Money Market Portfolio-July 13, 1981
     Alliance High Yield Portfolio-January 2, 1987
     Alliance Global Portfolio-August 27, 1987
     Alliance Conservative Investors Portfolio-October 2, 1989
     Alliance Growth Investors Portfolio-October 2, 1989
     Alliance Intermediate Government Securities Portfolio-April 1, 1991 Alliance Quality Bond Portfolio-October 1, 1993
     Alliance Growth and Income Portfolio-October 1, 1993
     Alliance Equity Index Portfolio-March 1, 1994
     Alliance International Portfolio-April 3, 1995
     Alliance Small Cap Growth Portfolio-May 1, 1997

     Class IB:
     Alliance Money Market, Alliance High Yield, Alliance Global and Alliance Growth Investors Portfolios-October 2, 1996.
     Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Equity Index, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios-May 1, 1997.
     Alliance Quality Bond Portfolio-July 8, 1998.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) On February 22, 1994, shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.


     -------------------------                               EQ Advisors Trust

-------
144
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If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:

ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated August 30, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.

Investment Company Act File Number: 811-07953